UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

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[X]	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KINGSWAY FINANCIAL SERVICES INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
KINGSWAY FINANCIAL SERVICES INC.
PROXY STATEMENT
FOR THE MEETING TO BE HELD ON MONDAY, SEPTEMBER 21, 2020

DATED AUGUST 20, 2020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN THAT an annual meeting (the “Meeting”) of the shareholders of Kingsway Financial Services Inc. (the “Corporation”) will be held at 9:00 a.m. (Central time) on Monday, September 21, 2020. Due to the ongoing threat posed by the novel coronavirus (COVID-19), the Meeting will be held solely through virtual means. You will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/282550110 at the Meeting date and time described in the accompanying proxy statement. The password for the meeting is KFSI2020. There is no physical location for the Meeting. The purposes for which the Meeting is to be held are:

1)	To elect six (6) directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed and qualified;

2)	To ratify the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the fiscal year ending December 31, 2020;

3)
To approve a new equity incentive plan with respect to the granting of future equity awards, including grants of restricted stock and stock options, as more fully described in the accompanying proxy statement; and

4)	To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay).

We may also transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The accompanying proxy statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.
Only shareholders of record at the close of business on August 19, 2020 are entitled to notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof.
SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING ONLINE SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, OR VOTE BY TELEPHONE OR OVER THE INTERNET.

Proxies to be used at the Meeting must be deposited with Computershare Investor Services Inc., P.O. Box 505008, Louisville, KY 40233, before 9:00 a.m. (Central time) on September 17, 2020, or if the Meeting is adjourned or postponed, no later than 4:00 p.m. (Central time) on the second business day preceding the day to which the Meeting is adjourned or postponed. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.
By Order of the Board of Directors
“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board of Directors

150 Pierce Road, Suite 600
Itasca, Illinois 60143

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2020.
The proxy statement and our 2019 Annual Report on Form 10-K, including all amendments thereto, are available on our website, www.kingsway-financial.com.

LETTER TO SHAREHOLDERS

Dear Shareholder,
I would like to invite you to join the board of directors and senior management of Kingsway Financial Services Inc. at our next annual meeting, which convenes at 9:00 a.m. (Central time) on Monday, September 21, 2020. Due to the ongoing threat posed by the novel coronavirus (COVID-19), the Meeting will be held solely through virtual means. You will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/282550110 at the Meeting date and time described in the accompanying proxy statement. The password for the meeting is KFSI2020. There is no physical location for the Meeting. At the meeting, you will be asked to elect six (6) directors, ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm, approve a new equity incentive plan with respect to the granting of future equity awards, including grants of restricted stock and stock options, and consider the approval of the compensation of the named executive officers on a non-binding and advisory basis.
Whether or not you plan to attend the meeting online, please complete, date, sign and return, as promptly as possible, the enclosed form of proxy in the accompanying reply envelope, or vote by telephone or the Internet. If you attend the Meeting online and vote electronically at that time, your vote will revoke any proxy previously submitted.
I appreciate your participation.
Sincerely,
“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board of Directors

GENERAL PROXY INFORMATION
SOLICITATION OF PROXIES
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by or on behalf of the management and the board of directors (the “Board”) of Kingsway Financial Services Inc. (the “Corporation,” “Kingsway,” “us,” or “we”) for use at the annual meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Monday, September 21, 2020 at 9:00 a.m. (Central time), or any adjournment or postponement thereof, for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”). Due to the ongoing threat posed by the novel coronavirus (COVID-19), the Meeting will be held solely through virtual means. You will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/282550110 at the Meeting date and time described in the accompanying proxy statement. The password for the meeting is KFSI2020. There is no physical location for the Meeting. The form of proxy and the Proxy Statement are being sent to shareholders on or about August 25, 2020.

The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for such reasonable out-of-pocket expenses incurred by them. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing the Proxy Statement to shareholders, will be borne by the Corporation.

All of the dollar amounts in the Proxy Statement are expressed in U.S. dollars, except where otherwise indicated. References to “dollars” or “$” are to U.S. dollars, and any references to “CAD$” are to Canadian dollars.

QUORUM
A quorum is required in order for the Meeting to be properly constituted. Holders of record, either personally present or represented by proxy, of not less than a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat shall constitute a quorum of the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The authorized capital of the Corporation consists of 50,000,000 shares of common stock, par value $0.01 per share (the “Shares” or “Common Shares”), and 1,000,000 shares of preferred stock, par value $0.01 per share, issuable in series, of which 222,876 shares have been designated as Class A Preferred Stock, Series 1 (the “Preferred Shares”). As of the close of business on August 19, 2020, the record date for the Meeting (the “Record Date”), 22,711,069 Common Shares were outstanding, of which 500,000 Common Shares, representing approximately 2.2% of the Common Shares, are currently restricted from voting (each a “Restricted Common Share”) pursuant to that certain Restricted Stock Agreement, dated as of September 5, 2018, by and between the Corporation and John T. Fitzgerald (the “Restricted Stock Agreement”). Therefore, as of the Record Date there were 21,211,069 Common Shares outstanding and entitled to one (1) vote each at the Meeting. The Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “KFS.”
As of the Record Date, there were 182,876 Preferred Shares issued and outstanding. Each Preferred Share is convertible into 6.25 Common Shares, subject to adjustment in accordance with the Corporation’s Certificate of Incorporation, at the option of the holder at any time prior to April 1, 2021. The outstanding Preferred Shares are not entitled to vote at the Meeting. Holders of Preferred Shares have no right to participate if a takeover bid is made for the Common Shares.

The Restricted Common Shares shall become fully vested, and the Restriction Period (as defined below) shall lapse, as of March 28, 2024 if Mr. Fitzgerald remains in continuous employment with the Corporation through such anniversary (the “Vesting Date”). During the period between the date of grant and the Vesting Date (the “Restriction Period”), the holder of the Restricted Common Shares may not sell, transfer, assign, pledge, hypothecate, or otherwise encumber or dispose of the Restricted Common Shares, except as provided in the Restricted Stock Agreement or the Corporation’s 2013 Equity Incentive Plan dated December 4, 2013 (as amended) (the “2013 Equity Incentive Plan”). The holder of the Restricted Common Shares has all rights as a shareholder of the Corporation during the Restriction Period in respect of the Restricted Common Shares, including, but not limited to, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that he may not vote the Restricted Common Shares until the Vesting Date and any distribution with respect to the Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the Restricted Common Shares with respect to which such distribution was made. Pursuant to the terms of the 2013 Equity Incentive Plan, if a Change of Control occurs, as that term is defined in the 2013 Equity Incentive Plan, all outstanding Restricted Common Shares immediately shall become fully vested and the Restriction Period applicable to such Restricted Common Shares shall lapse.
Security Ownership of Certain Beneficial Owners and Management
In accordance with U.S. securities laws, the following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of the Record Date, by each shareholder (other than those shareholders for whom information is provided in the subsequent table) known by the Corporation to be a beneficial owner of more than 5% of the Corporation’s outstanding Common Shares.

Name and Address of Beneficial Owner	Number of Common Shares, Including Restricted Common Shares	Percent of Common Shares, Including Restricted Common Shares, Outstanding (1)
David Capital Partners, LLC(2) 737 N. Michigan Avenue, Suite 1405 Chicago, Illinois 60611	1,156,000	5.09%
Charles L. Frischer(3) 4404 52nd Avenue NE Seattle, Washington 98105	1,657,099	7.3%
Notes:

(1)
All percentages in this column are calculated based upon: (i) the total number of Common Shares, including Restricted Common Shares, held by the beneficial owner (or all directors and executive officers as a group); plus the number of options, Series B Warrants and Preferred Shares, held by the beneficial owner (or all directors and executive officers as a group), exercisable or convertible within sixty (60) days; divided by (ii) 22,711,069, being the total number of Common Shares, including Restricted Common Shares, outstanding as of the Record Date; plus the number of options, Series B Warrants and Preferred Shares, held by the beneficial owner (or all directors and executive officers as a group), exercisable or convertible within sixty (60) days. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the beneficial owner (or all directors and executive officers as a group) exercises or converts all options, Series B Warrants and Preferred Shares exercisable or convertible within sixty (60) days.

(2)
Reflects the holdings as of March 3, 2020 that David Capital Partners, LLC reported in a Schedule 13G filed on March 12, 2020. It reported sole voting power and sole dispositive power with respect to 1,156,000 shares.

(3)
Reflects the holdings as of July 31, 2020 that Mr. Frischer reported in a Schedule 13D amendment filed on August 3, 2020. He reported sole voting power and sole dispositive power with respect to 1,657,099 shares.

In accordance with U.S. securities laws, the following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of the Record Date, by: (i) each director and director nominee of the Corporation; (ii) the Chief Executive Officer and each additional executive officer named under the heading “2019 Summary Compensation Table” in the Proxy Statement; and (iii) all directors, director nominees and executive officers of the Corporation as a group. The Corporation believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is: 150 Pierce Road, 6th Floor, Itasca, IL, 60143.

Beneficial Owner	Number of Common Shares, Including Restricted Common Shares	Percent of Common Shares, Including Restricted Common Shares, Outstanding (1)
John T. Fitzgerald	989,373(2)	4.36%
Gregory P. Hannon	3,096,074(3)(4)	13.31%
Terence M. Kavanagh	3,096,074(3)(5)	13.31%
Oakmont Capital	3,096,074(3)(6)	13.31%
Doug Levine	1,436,973(7)	6.28%
Joseph D. Stilwell	5,679,539(8)	24.92%
Corissa B. Porcelli	0	*
William A. Hickey, Jr.	224,126 (9)	*
Paul R. Hogan	0	n/a
Hassan R. Baqar	136,743 (10)	*
All Directors, Director Nominees and Executive Officers as a Group (8 persons)	11,562,828	49.11%

* Indicates less than 1%.

Notes:

(1)
All percentages in this column are calculated based upon: (i) the total number of Common Shares, including Restricted Common Shares, held by the beneficial owner (or all directors and executive officers as a group); plus the number of options, Series B Warrants and Preferred Shares, held by the beneficial owner (or all directors and executive officers as a group), exercisable or convertible within sixty (60) days; divided by (ii) 22,711,069, being the total number of Common Shares, including Restricted Common Shares, outstanding as of the Record Date; plus the number of options, Series B Warrants and Preferred Shares, held by the beneficial owner (or all directors and executive officers as a group), exercisable or convertible within sixty (60) days. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the beneficial owner (or all directors and executive officers as a group) exercises or converts all options, Series B Warrants and Preferred Shares exercisable or convertible within sixty (60) days.

(2)	Mr. Fitzgerald owns 989,373 Common Shares, including 500,000 non -voting Restricted Common Shares.

(3)
Number of Common Shares is reported as described in a Schedule 13D filed with the SEC on March 25, 2019 jointly on behalf of Oakmont Capital Inc., an Ontario corporation (“Oakmont”), E.J.K. Holdings Inc., an Ontario corporation (“EJK”), 1272562 Ontario Inc., an Ontario corporation (“1272562”), Gregory P. Hannon and Terence M. Kavanagh (collectively, the “Oakmont Group”). The business address of these shareholders is 45 St. Clair Avenue West, Suite 400, Toronto, Ontario, M4V 1K9 Canada.

(4)
Mr. Hannon has sole voting power and sole dispositive power with respect to 22,500 Common Shares owned directly by him or through a self-directed Retirement Savings Plan and 4,500 Common Shares owned directly by two trusts for Mr. Hannon’s children (Mr. Hannon is the sole trustee of both of these trusts). In addition, Mr. Hannon has shared voting power and shared dispositive power with respect to: (i) 3,000 Common Shares owned directly by 1272562, by virtue of his ownership of all of the outstanding voting stock of 1272562; (ii) 4,000 Common Shares owned directly by Gilter Inc., an Ontario corporation of which all of the outstanding voting stock is owned by the Gregory Hannon Family Trust (Mr. Hannon is one of two trustees of this trust); (iii) 2,468,037 Common Shares owned directly by Oakmont, by virtue of his ownership of all of the capital stock of 1272562, and 1272562’s ownership of 50% of the outstanding voting stock of Oakmont and its right to nominate one of the two members of the Board of Directors of Oakmont; (iv) 82,143 Common Shares issuable upon the conversion of 13,143 shares of Preferred Shares owned by Oakmont; (v) 463,394 Common Shares currently issuable upon exercise of Series B Warrants owned by Oakmont; and (vi) 13,750 Common Shares owned directly by Mr. Hannon’s spouse. Mr. Hannon may be deemed to be a beneficial owner of the balance of the 3,096,074 Common Shares beneficially owned by the Oakmont Group, by virtue of his participation in the Oakmont Group.

(5)
Mr. Kavanagh has sole voting power and sole dispositive power with respect to 26,875 Common Shares owned through a self-directed Retirement Savings Plan, 1,750 Common Shares owned directly and 125 Common Shares owned directly by a trust for his nephew (Mr. Kavanagh is the sole trustee). Mr. Kavanagh has shared voting power and shared dispositive power with respect to: (i) the 6,000 Common Shares owned directly by EJK, by virtue of Mr. Kavanagh’s ownership of all of the outstanding voting stock of EJK; (ii) the 2,468,037 Common Shares owned directly by Oakmont, by virtue of Mr. Kavanagh’s ownership of all the outstanding voting stock of EJK, and EJK’s ownership of 50% of the outstanding voting stock of Oakmont and its right to nominate one of the two members of the Board of Directors of Oakmont; (iii) 82,143 Common Shares issuable upon the conversion of 13,143 shares of Preferred Shares owned by Oakmont; and (iv) 463,394 Common Shares currently issuable upon exercise of Series B Warrants owned by Oakmont. Mr. Kavanagh may be deemed to be a beneficial owner of the balance of the 3,096,074 Common Shares beneficially owned by the Oakmont Group, by virtue of his participation in the Oakmont Group.

(6)
Oakmont has sole voting power and sole dispositive power with respect to (i) the 2,468,037 Common Shares that it owns directly; (ii) 82,143 Common Shares issuable upon the conversion of 13,143 shares of Preferred Shares that it owns directly; and (iii) 463,394 Common Shares currently issuable upon exercise of Series B Warrants that it owns directly. Oakmont may be deemed to be a beneficial owner of the balance of the 3,096,074 Common Shares beneficially owned by the Oakmont Group, by virtue of its participation in the Oakmont Group.

(7)
Mr. Levine directly owns 991,484 Common Shares and 166,187 Common Shares issuable upon the conversion of 26,590 shares of Preferred Shares. Mr. Levine indirectly owns 90,200 Common Shares, through the holdings of family members, and 189,102 Common Shares via a trust.

(8)
Number of Common Shares is reported as described in a Schedule 13D amendment filed with the SEC on July 17, 2020 on behalf of Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Associates, L.P., a Delaware limited partnership (“Stilwell Associates”); Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC” and, collectively with Stilwell Activist Fund, Stillwell Activist Investments, Stilwell Associates, and Stilwell Value Partners VII, the “Investment Partnership”); and Joseph D. Stilwell, a U.S. citizen. The Investment Partnerships are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is the general partner of each of the Investment Partnerships, and Mr. Stilwell is the managing member and owner of Stilwell Value LLC. The Investment Partnerships have shared voting and shared dispositive power over 5,679,539 Common Shares, consisting of: (i) 5,597,396 Common Shares owned of record, and (ii) 82,143 Common Shares issuable upon the conversion of 13,143 shares of Preferred Shares. The members of the Group also hold Series B Warrants to purchase 708,347 Common Shares currently issuable upon exercise of Series B Warrants; however, each of the Investment Partnerships has entered a Statement of Undertaking with the Corporation in which they undertook not to exercise the Series B Warrants until the earlier of: (i) July 15, 2022; or (ii) the execution by all of the Investment Partnerships and the Corporation of a written instrument that terminates the Statement of Undertaking. The business address of this shareholder is 111 Broadway, 12th Floor, New York, NY 10006.

(9)
Reflects the holdings of common shares reported by Mr. Hickey on a Form 4 filed on March 3, 2020, as corrected and adjusted for certain withholdings, and 25,500 Common Shares currently issuable upon exercise of Series B Warrants.

(10)
Reflects the holdings of common shares reported by Mr. Baqar on a Form 4 filed on February 1, 2019, as corrected and adjusted for certain withholdings, and 12,500 Common Shares currently issuable upon exercise of Series B Warrants.

Q&A ON PROXY VOTING
Q:    What am I voting on?

A:
Shareholders are voting on the following: (i) the election of directors of the Corporation; (ii) the ratification of the appointment of the auditors of the Corporation; (iii) the approval of a new equity incentive plan with respect to the granting of future equity awards, including grants of restricted stock and stock options; and (iv) the approval of an advisory, non-binding resolution approving the 2019 compensation of the named executive officers, as disclosed in the Proxy Statement.

Q:	Who is entitled to vote?

A:
Shareholders as of the close of business on the Record Date are entitled to vote. Each Common Share that is not a Restricted Common Share is entitled to one (1) vote on those items of business identified in the Notice of Meeting. Holders of the outstanding Preferred Shares and Restricted Common Shares are not entitled to vote at the Meeting. The form of proxy you received indicates the number of Common Shares that you own and are entitled to vote.

Q:	How can I attend the Meeting?

A:
The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Corporation as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/282550110. You also will be able to vote your Shares online by attending the Meeting by webcast.
To participate in the Meeting, you will need to review the information included on your Notice of Meeting, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is KFSI2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online Meeting will begin promptly at 9:00 a.m. (Central time). We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q:	How do I register to attend the Meeting virtually on the Internet?

A:
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your Shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.
To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Share holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m. (Central time) on September 11, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Kingsway Financial Services Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
Q:    How do I vote?
A:    If you are a registered shareholder there are a number of ways you can vote your Shares:

•	At the Virtual Meeting: You may vote at the Meeting via the web portal provided.

•
By Mail: You may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your Shares at the Meeting. Return the form of proxy by mail to:

Computershare Investor Services
P.O. Box 505008
Louisville, KY 40233

•
By Telephone: Shareholders located in Canada or in the United States may vote by telephone by calling 1-800-652-8683. You will need to enter the 15-digit control number provided on the form of proxy to vote your Shares over the phone.

•	By Internet: You may vote over the Internet by going to www.investorvote.com. You will need to enter the 15-digit control number provided on the form of proxy to vote your Shares over the Internet.

•
Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the form of proxy. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears on the form of proxy. These procedures allow shareholders to appoint a proxy to vote their Shares and to confirm that their instructions have been properly recorded. If you vote by telephone, you will not be able to appoint a proxyholder. If you vote by telephone or on the Internet, your vote must be received by 9:00 a.m. (Central time) on September 21, 2020.

If you are a beneficial shareholder, the intermediary (usually a bank, trust company, broker, securities dealer or other financial institution) through which you hold your Shares will send you instructions on how to vote your Shares. Please follow the instructions on your voting instruction form.
Q:    Who is soliciting my proxy?

A:
Your proxy is being solicited by or on behalf of management and the Board. The associated costs will be borne by the Corporation. The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal.
Q:    What happens if I sign the form of proxy enclosed with the Proxy Statement?

A:
Signing the enclosed form of proxy gives authority to Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer of the Corporation, to vote your Shares at the Meeting.

Q:    Can I appoint someone other than these representatives to vote my Shares?

A:
No. If you choose to sign the form of proxy enclosed with the Proxy Statement, you are giving authority to Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer of the Corporation, to vote your Shares at the Meeting.

Q:    What do I do with my completed proxy?

A:
Return it to Computershare in the envelope provided or at Computershare Investor Services Inc., P.O. Box 505008, Louisville, KY 40233. Your form of proxy must be received by Computershare by no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date of the Meeting, or in the case of any adjournment or postponement thereof, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date at which the Meeting is reconvened. This will ensure that your vote is recorded. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.

Q:    How will my Shares be voted if I give my proxy?

A:
On the form of proxy, you can indicate how you want your proxyholder to vote your Shares. Your proxyholder must vote or withhold from voting in accordance with your instructions on any ballot that may be called for, and if you have specified on the form of proxy how you want your Shares to be voted on any matter to be acted upon, your Shares will be voted accordingly.

If you have signed the form of proxy but have not specified on the form of proxy how you want your Shares to be voted on a particular issue, then your proxyholder will vote your Shares in favor of: (i) the election of each of the six (6) director nominees set forth in the form of proxy; (ii) the ratification of the appointment of Plante & Moran, PLLC as the auditors of the Corporation; (iii) the approval of the 2020 Equity Incentive Plan; and (iv) the approval of an advisory non-binding resolution approving the 2019 compensation of the named executive officers, as disclosed in this Proxy Statement.
Q:    If I change my mind, can I revoke or change my proxy once I have given it?

A:	Yes. You may revoke your proxy and change your vote at any time before the Meeting in one of four ways:

(i)
Send a written notice that is received by the deadline specified below stating that you revoke your proxy to Kingsway’s Secretary and General Counsel at the following address: 150 Pierce Road, Suite 600, Itasca, IL 60143. The statement must be signed by you or, if the shareholder is a corporation or other entity, by a duly authorized officer or attorney of the corporation or other entity;

(ii)	If you returned a proxy by mail, complete a new form of proxy bearing a later date and properly submit it so that it is received before the deadline set forth below;

(iii)
Log onto the Internet website specified on the form of proxy in the same manner you would to submit your proxy electronically or call the toll-free number specified on the form of proxy prior to the Meeting, in each case if you are eligible to do so, and follow the instructions on the form of proxy; or

(iv)	Attend the Meeting in person online, declare your prior proxy to be revoked and then vote in person at the Meeting (although merely attending the Meeting will not revoke your proxy).
Any revocation of a proxy must be delivered either to the principal executive office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement of the Meeting, or to the Chairman of the Board on the day of the Meeting, Monday, September 21, 2020, or any adjournment or postponement of the Meeting, prior to the time of the Meeting.

Q:    What happens if other business not discussed in this Proxy Statement comes before the Meeting?

A:
The Corporation does not know of any business to be presented at the Meeting other than the proposals listed in this Proxy Statement. If other business comes before the meeting and is proper under Delaware law, the Corporation’s representatives will, to the extent permissible under our governing documents and applicable law, use their discretion in casting all of the votes they are entitled to cast.

Q:    How many Shares are entitled to vote?

A:
As of the Record Date, there were 21,211,069 Common Shares entitled to be voted at the Meeting. Each registered shareholder has one (1) vote for each Common Share (other than Restricted Common Shares) held at the close of business on the Record Date.

Q:    How will the votes be counted?

A:
Abstentions from voting and broker non-votes will not be counted “for” or “against” a proposal, but are counted in determining the number of shares present or represented on a proposal for purposes of establishing a quorum. However, since approval of Proposals 2, 3 and 4 require the affirmative vote of a majority of the Common Shares present or represented at the Meeting and entitled to vote, abstentions and broker non-votes will have the same effect as a vote “against” those Proposals. A “broker non-vote” occurs when a broker does not vote on some matter on the form of proxy because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. No holders of any Shares are entitled to cumulative voting rights.

Q:	Who counts the votes?
A:    The Corporation’s transfer agent, Computershare, counts and tabulates the proxies.
Q:    If I need to contact the transfer agent, how do I reach them?

A:    You can contact the transfer agent as follows:

by mail:	by telephone:
Computershare Investor Services Inc. P.O. Box 505008 Louisville, KY 40233	within Canada and the United States at 1-800-564-6253 all other countries at (416) 981-9633 or by email:
service@computershare.com

Q:	If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?
A:    Generally, your Shares may be voted in one of two ways:

(i)
Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received the Proxy Statement from your nominee, together with a request for voting instructions for the number of Shares you hold. If you do not plan on attending the Meeting, or do not otherwise wish to vote in person at the Meeting, please follow the voting instructions provided by your nominee.

(ii)
If you wish to attend and vote your Shares at the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you wish to vote in person at the Meeting, you will need to contact your nominee and obtain a proxy in accordance with your nominee’s instructions.

Notwithstanding the foregoing, shareholders must explicitly follow any instructions provided by their nominee.

Q:    How many votes does each item of business require for approval?

A:
Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy will be elected. However, as discussed further in “Election of Directors,” we have implemented a “Majority Election of Directors Policy” in uncontested director elections which requires that any incumbent director who does not receive a majority (50% +1) of “FOR” votes cast at the Meeting in favor of his/her election is required to immediately submit his/her resignation to the Audit Committee and the resignation will be effective if/when accepted by the Board. Proposals 2, 3 and 4 each require the affirmative vote of a majority of voting power present or represented by proxy and entitled to vote at the Meeting.

Q:    Is the vote on the say-on-pay proposal binding on the Board?

A:
No. Because your vote is advisory, it will not be binding upon the Board; however, the Board values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Q:    How can I obtain additional information about Kingsway?

A:
Our Annual Report on Form 10-K for the year ended December 31, 2019, and all amendments thereto (the “Form 10-K”), can be found under the Corporation’s name on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, on the Securities and Exchange Commission’s (“SEC”) Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) at www.sec.gov, or on our website at www.kingsway-financial.com. We will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K without charge. Any such requests should include a representation that the shareholder was the beneficial owner of Common Shares on the Record Date, and should be directed to Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143. You may also access the exhibits described in the Form 10-K through the SEC website at www.sec.gov.

PARTICULARS OF MATTERS TO BE ACTED UPON
ELECTION OF DIRECTORS
Our Certificate of Incorporation (our “Charter”) provides that the Board shall consist of a total number of directors as determined from time to time exclusively by resolution adopted by the Board. The Board has determined that the number of directors constituting the Board currently be set at six.

All director nominees, other than Corissa B. Porcelli, are currently members of the Board and have been since the dates indicated in their respective profiles set forth below. Ms. Porcelli was nominated to be a director of the Corporation by the Nominating and Corporate Governance Committee of the Board on July 21, 2020. It is contemplated that all of the nominees will be able to serve as directors; however, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting of shareholders or until his/her successor is appointed and qualifies, unless his/her office is earlier vacated in accordance with the by-laws of the Corporation. In order to be elected, a director nominee must receive a plurality of votes cast.

We have adopted a “Majority Election of Directors Policy” that provides that a director nominee who does not receive a majority (50% +1) of “FOR” votes cast at the Meeting in favor of his/her election in an uncontested election will be required to immediately submit his/her resignation to the Audit Committee and the resignation will be effective if/when accepted by the Board. A contested meeting is defined as a meeting at which the number of directors nominated for election is greater than the number of seats available on the Board. The Audit Committee must make a recommendation to the Board to accept or reject the resignation and the Board must act on the Audit Committee’s recommendation within 90 days of the Meeting. The Board shall accept the resignation absent extenuating circumstances. The Corporation will promptly issue a news release with the Board’s decision, and if the Board determines not to accept a resignation, the news release will state in full the reasons for that decision. A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or any sub-committee of the Board at which the resignation is considered.

Management and the Board unanimously recommend that shareholders vote FOR the election of all of the nominees whose names are set forth on the following pages. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the election of all of the nominees whose names are set forth on the following pages.

Information set out below is as of July 17, 2020, unless otherwise indicated. Total compensation paid to the directors of the Corporation for the fiscal year ended December 31, 2019 is set out in the section entitled “Director Compensation” of the Proxy Statement.

Board of Directors and Director Nominees(1)

John T. Fitzgerald Age: 49 Residence: Illinois, United States of America Director Since: April 21, 2016 Not independent
John T. Fitzgerald has served as Chief Executive Officer of Kingsway since September 2018. Mr. Fitzgerald joined Kingsway as Executive Vice President on April 21, 2016 following Kingsway’s acquisition of Argo Management Group, a private equity investment partnership co-founded by Mr. Fitzgerald in 2002. Effective March 8, 2017, Mr. Fitzgerald was appointed President and Chief Operating Officer of Kingsway. Prior to co-founding Argo Management Group, Mr. Fitzgerald was managing director of Adirondack Capital, LLC, a financial futures and derivatives trading firm, and he was a seat-owner on the Chicago Board of Trade. Mr. Fitzgerald was previously the CEO of Hunter MFG, LLP and, from 2006 to 2016, Mr. Fitzgerald served as its Chairman. Mr. Fitzgerald received a Bachelor of Science degree from DePaul University and is an MBA graduate of the Kellogg School of Management, Northwestern University. Mr. Fitzgerald’s education, background and experience qualify him for his role with Kingsway.

	Board Committee Membership:	Public Board Membership:
	Board	Director, Atlas Financial Holdings, Inc. since May 2013

Gregory P. Hannon Age: 65 Residence: Ontario, Canada Director Since: September 16, 2009 Independent(2)
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Chief Financial Officer. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987. Mr. Hannon brings to the Board entrepreneurial experience, as well as expertise in accounting, auditing and financial reporting.

	Board Committee Membership:	Public Board Membership:
	Board	None
Audit Committee
Nominating and Corporate Governance Committee

Terence M. Kavanagh Age: 65 Residence: Ontario, Canada Director Since: April 23, 2009 Independent(2)
Terence M. Kavanagh has, since 1997, served as President and a Director of Oakmont Capital Inc., a Toronto-based private investment company. Prior to co-founding Oakmont Capital, Mr. Kavanagh’s previous experience includes managing the Brentwood Pooled Investment Fund, a North American based investment fund, and managing a number of family-owned operating businesses in the real estate, property management and building services industries. Mr. Kavanagh was previously an investment banker in New York and Toronto with The First Boston Corporation and Lehman Brothers. Mr. Kavanagh received a Bachelor of Law degree from Western University in 1978, and an M.B.A. from the Tuck School of Business at Dartmouth College in 1982. Mr. Kavanagh brings extensive knowledge of the financial services industry to the Board.

	Board Committee Membership:	Public Board Membership:
	Board	None
Compensation & Management Resources Committee
Audit Committee

Plan Committee

Doug Levine Age: 61 Residence: Florida, United States of America Director Since: May 30, 2018 Independent(2)	Doug Levine has been the President of Levine Management, a real estate developer, since January 2013. He graduated in 1980 from Tufts University with a Bachelor’s Degree in Economics.
	Board Committee Membership:	Public Board Membership:
	Board	None
Audit Committee
Investment Committee

Joseph D. Stilwell Age: 59 Residence: New York, United States of America Director Since: April 23, 2009 Independent(2)
Joseph D. Stilwell is the owner and managing member of Stilwell Value LLC, the General Partner of a group of funds known as The Stilwell Group. Mr. Stilwell started his first fund in 1993 and has been reviewing and analyzing financial statements and managing investment funds for well over 20 years. He graduated in 1983 from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics.

	Board Committee Membership:	Public Board Membership:
	Board	Director, Wheeler Real Estate Investment Trust since December 2019

Investment Committee
Nominating and Corporate Governance Committee
Compensation & Management Resources Committee
Plan Committee

Corissa B. Porcelli Age: 34 Residence: New York, United States of America Director Since: N/A, Director Nominee
Corissa B. Porcelli began her career as an Analyst with The Stilwell Group. She was subsequently promoted and now serves as the Director of Research. Ms. Porcelli has extensive experience reviewing financial statements and analyzing and assessing the strengths and weaknesses of publicly traded companies. She has served on the boards of directors of numerous public companies. Ms. Porcelli is a Chartered Financial Analyst. She graduated in 2008 from the University of Pennsylvania with a Bachelor of Arts in Economics and Psychology.

	Board Committee Membership:	Public Board Membership:
	None	None

Notes:

(1)	The Corporation did not hold an annual meeting of shareholders in 2019. All of the directors then in office attended the 2018 annual meeting of shareholders.

(2)	“Independent” refers to the standards of independence established under section 301 of the Sarbanes-Oxley Act of 2002 (“SOX”) and the criteria for independence established by the NYSE and SEC.

Executive Officers who are not Directors
Kent A. Hansen, 49, Executive Vice President and Chief Financial Officer. Mr. Hansen has served as CFO of the Corporation’s subsidiary, Kingsway America Inc., since December 2019 and Executive Vice President and CFO of the Corporation since February 2020. Prior to joining the Corporation, Mr. Hansen served as Chief Accounting Officer and Controller of LSC Communications, Inc. from 2016 to 2019. Prior to this, he served as Vice President, Assistant Controller, of Baxalta, Incorporated, a biopharmaceutical company from 2015 to 2016. Prior to this, he served in various finance and accounting roles from 2006 to 2015 with Scientific Games Corporation (formerly WMS Industries, Inc.), including Director of Accounting and SEC Reporting, Assistant Controller, and Group Chief Financial Officer. His earlier experience includes roles in accounting and financial reporting at Accenture and as an auditor at Ernst and Young LLP.
Paul R. Hogan, 36, Secretary and General Counsel. Mr. Hogan joined the Corporation as General Counsel on May 1, 2019 and was elected Secretary later that month. Prior to joining the Corporation, Mr. Hogan was a Senior Corporate Attorney for KapStone Paper and Packaging Corporation. Mr. Hogan joined KapStone after working in private legal practice, most recently with Greenberg Traurig LLP. Mr. Hogan holds an undergraduate degree from Indiana University, with majors in mathematics, economics and political science, and a Juris Doctorate from the Indiana University Maurer School of Law - Bloomington.
Involvement in Certain Legal Proceedings
Mr. Hannon was a director of Delhi Solac Inc., which was placed into bankruptcy on June 6, 2014.
Mr. Fitzgerald was a director of Hunter Licensed Sports Distributing Corporation, which was the subject of a receivership order from the Superior Court of Quebec dated March 3, 2017. The receivership ended on September 27, 2017 following a Court order. Hunter was subsequently placed into bankruptcy on August 20, 2018.
In March of 2015, Mr. Stilwell and his affiliate, Stilwell Value LLC, an SEC-registered investment adviser (“Value”), consented to the entry of an administrative SEC order (the “Order”) that alleged civil violations of certain securities regulations for, among other things, failing to adequately disclose conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Value or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. Under the Order, among other things, (1) Mr. Stilwell was suspended from March 2015 to March 2016 from association with Value or any other SEC-regulated investment business and paid a civil money penalty of $100,000, and (2) Value paid a civil money penalty of $250,000 and repaid certain management fees. All obligations under the Order have been satisfied.

Mr. Hansen was a named executive officer of LSC Communications, Inc. until his departure from the company in 2019. LSC Communications was placed into bankruptcy in April 2020.

APPOINTMENT OF AUDITORS
The Board recommends ratifying the appointment of Plante & Moran, PLLC (“Plante”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and the authorization of the Board to set the auditors’ remuneration. Plante provides services in connection with the audit of the Corporation’s financial statements as well as assistance with our Annual Report on Form 10-K submitted to the SEC and consultation on matters relating to accounting and financial reporting. Plante was appointed as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2019 on March 6, 2020, replacing RSM US LLP (“RSM US”), the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2018. Representatives of Plante are not expected to be present at the Meeting but will be available to respond to appropriate questions in writing.
RSM’s report on the Corporation’s financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. RSM was not the Corporation’s independent registered public accounting firm, and did not issue a report on the Corporation’s financial statements, for any other fiscal year. During the fiscal years ended December 31, 2018 and December 31, 2019, respectively, and the subsequent interim period through March 6, 2020, there were no disagreements between the Corporation and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Additionally, during the fiscal years ended December 31, 2018 and December 31, 2019, respectively, and the subsequent interim period through March 6, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, during the course of the audit of the Corporation’s financial statements for the fiscal year ended December 31, 2018, certain material weaknesses in the Corporation’s internal control over financial reporting were identified, as more particularly described in Item 9A to the Corporation’s 2018 Annual Report on Form 10-K, which material weaknesses have not yet been remediated. The Audit Committee discussed such material weaknesses with RSM, and the Corporation has authorized RSM to respond fully to the inquiries of the Corporation’s successor accountant concerning such material weaknesses. The Corporation requested that RSM furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of RSM’s letter, dated March 12, 2020, is filed as Exhibit 16.1 to the Corporation’s Current Report on Form 8-K filed on March 12, 2020.
During the fiscal years ended December 31, 2018 and December 31, 2019, respectively, and the subsequent interim period through March 6, 2020, except as set forth below, neither the Corporation nor anyone on its behalf consulted with Plante regarding either (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, nor did Plante provide a written report or oral advice to the Corporation that Plante concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions related to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
During the course of the audit of the Corporation’s financial statements for the fiscal year ended December 31, 2018, the Corporation reassessed its accounting and concluded with respect to generally accepted accounting principles in the United States of America: (i) certain of the Corporation’s limited liability investments previously accounted for under the equity method of accounting should have been consolidated; and (ii) a portion of the proceeds from the sale of redeemable Class A Preferred Stock issued on February 3, 2014 should have been allocated to the Series C Warrants and the beneficial conversion feature related to the embedded conversion option in the redeemable Class A Preferred Stock. Plante was subsequently engaged to provide consulting services that consisted of assisting management with the Corporation’s determination and documentation of the Corporation’s conclusions related to the accounting for the aforementioned items. The Corporation was subsequently advised by its former accountant that the Corporation had a material weakness related to ineffective review controls over complex, nonrecurring transactions in which the original accounting for the aforementioned items were ultimately contributing factors in that determination. The Audit Committee discussed such material weakness with the Corporation’s former accountant and there were no disagreements.
In addition to the foregoing, during the fiscal year ended December 31, 2018, Plante provided valuation services in connection with the purchase price allocation on an acquisition by the Corporation in 2017 and during the year ended December 31, 2019 assisted management in responding to auditor inquiries with respect thereto.
In approving the selection of Plante as the Corporation’s independent registered public accounting firm for the year ended December 31, 2019, the Audit Committee considered existing and prior relationships between the Corporation and Plante and engaged in a dialogue with Plante regarding auditor independence issues. The Audit Committee determined that it was not aware of any relationships that could reasonably be expected to impact the objectivity or independence of Plante in performing audit services for the Corporation.
Audit Fees
The aggregate fees billed by Plante for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, including expenses reimbursed, were $806,263 related to fiscal year 2019 and zero for fiscal year 2018. The aggregate fees billed by RSM US for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, including expenses reimbursed, were zero related to fiscal year 2019 and $1,533,156 related to fiscal year 2018. The aggregate fees billed by BDO USA, LLP (“BDO USA”) for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, and for the reviews of the Corporation’s quarterly financial statements, including expenses reimbursed, were $140,000 for partial year worked performed in fiscal year 2019 and $108,768 for partial year work performed in fiscal year 2018.

Audit-Related Fees
The aggregate audit-related fees, including expenses reimbursed, billed by Plante for services rendered to the Corporation and its subsidiaries pertaining to the audit of the 401(k) plan were zero in fiscal year 2019. The aggregate audit-related fees, including expenses reimbursed, billed by RSM US for services rendered to the Corporation and its subsidiaries pertaining to the audit of the 401(k) plan were $18,703 in fiscal year 2018.
Tax Fees
The aggregate fees, including expenses reimbursed, billed by Plante for tax compliance, tax advice and tax planning services were zero in fiscal years 2018 and 2019. The aggregate fees, including expenses reimbursed, billed by RSM US for tax compliance, tax advice and tax planning services were zero in fiscal year 2018. The aggregate fees, including expenses reimbursed, billed by BDO USA for tax compliance, tax advice and tax planning services were zero in fiscal year 2018.
All Other Fees
The aggregate fees, including expenses reimbursed, billed by RSM US for services other than the services reported above under “Audit Fees,” “Audit-Related Fees” and “Taxes” were zero in fiscal year 2018. The aggregate fees, including expenses reimbursed, billed by BDO USA for services other than the services reported above under “Audit Fees,” “Audit-Related Fees” and “Taxes” were $60,015 related to fiscal year 2018.
The Audit Committee Charter provides for the Audit Committee to establish the auditors’ fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.
As discussed in the “Report of the Audit Committee” in the Proxy Statement, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence. The Audit Committee has considered and pre-approved expenditure limits for the Corporation’s auditors and established a system to review and pre-approve the provision of audit and non-audit services by the Corporation’s auditors to ensure they are consistent with maintaining the auditors’ independence. In each of the Corporation’s last two completed fiscal years and during the 2020 fiscal year to date, all audit and non-audit services were pre-approved by the Audit Committee.
Management and the Board unanimously recommend that shareholders vote FOR the ratification of the appointment of Plante as auditors of the Corporation for the fiscal year ending December 31, 2020. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the ratification of Plante as auditors of the Corporation for the fiscal year ending December 31, 2020.

APPROVAL OF 2020 EQUITY INCENTIVE PLAN

At the Meeting, Shareholders will be asked to approve the 2020 Equity Incentive Plan (the “New Plan”). The New Plan was approved by the Board on August 19, 2020, subject to shareholder approval. The New Plan will replace our existing 2013 Equity Incentive Plan (the “Prior Plan”) with respect to the granting of future equity awards. If the New Plan is approved by shareholders, the Board does not currently intend to recommend any additional equity incentive plans in the near future.
The purposes of the New Plan are to:
(1) provide a means whereby current and prospective directors, officers, employees, consultants and advisors of the Corporation can acquire and maintain an equity interest in the Corporation;
(2) align the interests of key personnel with the long-term success of the Corporation’s shareholders through incentive compensation, which may (but need not) be measured by reference to the value of the Corporation’s shares; and
(3) provide a means through which the Corporation may attract and retain key personnel.

Description of the New Plan
The following description is qualified in its entirety by reference to the plan document, a copy of which is attached to this Proxy Statement as Schedule A and incorporated herein by reference.
Awards and Administration
The New Plan permits the grant of Nonqualified Stock Options (“NQSOs”), Incentive Stock Options (“ISOs”), Stock Appreciation Rights (“SARs”), Restricted Shares, Restricted Stock Units, Performance Share Awards, Dividend Equivalent Rights, Other Stock-Based Awards and Cash-Based Awards (as each such term is defined in the New Plan). The New Plan will be administered by the Compensation and Management Resources Committee (the “Compensation Committee”) or a separate committee designated by the Board consisting of two or more members of the Board, each of whom is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), and (ii) “independent” within the meaning of the rules of the NYSE (the committee administering the New Plan is referred to as the “Administrator”).
Subject to the express provisions of the New Plan, the Administrator will have the authority to grant Awards (as defined in the New Plan) under the New Plan and determine all of the terms and conditions of each Award. The Administrator will also have authority to, among other things, adopt, alter and repeal rules, guidelines and practices for administration of the New Plan and make all other determinations the Administrator may deem necessary or advisable for the administration of the New Plan.
The Administrator may allocate all or any portion of its responsibilities and powers under the New Plan to any one or more of its members and may delegate all or any part of such responsibilities and powers to any person or persons selected by it, except that the Administrator may not delegate the authority to act on behalf of the Administrator to any officer of the Corporation with respect to grants of Awards to persons who are Non-Employee Directors or otherwise are subject to Section 16 of the Exchange Act.
Available Shares; Benefits to be Provided Under New Plan
Under the New Plan, 1,600,000 Common Shares will initially be available for all Awards, subject to adjustment in the event of certain corporate transactions as described in the New Plan. Because the grant of Awards is discretionary, the number of stock options and other forms of Awards that will be issued under the New Plan is not currently determinable; however, it is anticipated that 1,000,000 Restricted Shares will be granted to John T. Fitzgerald if and when the New Plan is approved by the Corporation’s shareholders in accordance with Mr. Fitzgerald’s offer letter, dated as of September 5, 2018 and filed as Exhibit 10.2 to the Corporation’s Current Report on Form 8-K filed with the SEC on September 10, 2018 (the “Offer Letter”). As more particularly described in the Offer Letter, it is expected that 100,000 of the Restricted Shares anticipated to be granted to Mr. Fitzgerald will vest each year on the anniversary of Mr. Fitzgerald’s acceptance of the position of Chief Executive Officer of the Corporation. Any Common Shares related to Awards granted under the New Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Common Shares, are settled in cash in lieu of Common Shares, or are exchanged with the Administrator’s permission prior to the issuance of Common Shares for Awards not involving Common Shares, will be available again for grant under the New Plan. Any Common Shares withheld to satisfy tax withholding obligations on an Award issued under the New Plan, Common Shares tendered to pay the exercise price of an Award under the New Plan, and Common Shares repurchased on the open market with the proceeds of an Option exercise will not be eligible to be again available for grant under the New Plan.
Eligible Participants
Under the New Plan, Awards may be granted to Employees, Non-Employee Directors and Consultants (as each such term is defined in the New Plan), as selected by the Administrator or its delegate.
Change in Control
In the event that a Change in Control (as defined in the New Plan) occurs, the Committee may provide for any one or more of the following: (a)    substitution or assumption of Awards, or to the extent the surviving entity is unwilling to permit substitution or assumption of the Awards, full acceleration of the vesting of any time-vested Awards, and acceleration of any Performance Share Awards (based on actual performance through the date of such Change in Control and on a pro-rata basis); and/or (b) cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation the value of such Awards.
Effective Date, Termination and Amendment
If approved by our shareholders at the Meeting, the New Plan will become effective at the time of such approval and will terminate on the tenth anniversary of the effective date, unless earlier terminated by the Board. The Board may amend, suspend or terminate the New Plan at any time, without shareholder approval, unless (a) shareholder approval is required by applicable law or regulation or by the rules of any applicable stock exchange, or (b) such amendment would (i) modify Section 18.4 of the New Plan, which generally prohibits the repricing of Awards except under certain specified circumstances, (ii) increase the aggregate number of Common Shares issued or issuable under the New Plan, (iii) increase any limitation set forth on the number of Common Shares which may be issued or the aggregate value of Awards or any per-person limits, except as specifically provided in the New Plan, (iv) modify the eligibility requirements for Participants (as defined in the New Plan) in the New Plan, or (v) reduce the minimum Option Price and Base Price (as those terms are defined in the New Plan). No such termination, suspension or amendment of the New Plan may materially and adversely affect any outstanding Award without the consent of the affected Participant (as defined in the New Plan), unless required by applicable law or regulation or by the rules of any applicable stock exchange.
Clawback of Awards
The Administrator may specify that an Award (including any Shares received in connection with such Award) will be subject to reduction, cancellation, forfeiture or clawback upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions. Such events may include failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Corporation policies, misstatement of financial or other material information about the Corporation, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreements that may apply to the Participant, or other conduct by the Participant that the Administrator determines is detrimental to the business or reputation of the Corporation or any of its subsidiaries, including facts and circumstances discovered after termination of service.
Tax Consequences
The following provides only a general description of the application of U.S. federal income tax laws to certain Awards under the New Plan. This discussion is intended for the information of our shareholders considering how to vote at the Meeting and not as tax guidance to Participants in the New Plan, as the consequences may vary with the types of Awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the New Plan (such as payment of the exercise price of an option by surrender of previously acquired shares of common stock). This summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.
We generally will be entitled to withhold any required taxes in connection with the exercise or payment of any Award, and may require the Participant to pay such taxes as a condition to the exercise or payment of an Award. ISOs may only be granted to our employees and employees of certain of our subsidiaries.
Stock Options.
ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to satisfy the requirements of Section 422 of the Code (as that term is defined in the New Plan). NQSOs need not satisfy such requirements. Generally, a Participant is not taxed on the grant of an ISO and is not taxed on the exercise of an ISO, except as described in the next sentence and provided that the Participant has been an employee of the Corporation and its subsidiaries (determined in accordance with Code rules) from the date the ISO was granted until three months before the date of exercise. The difference between the exercise price and the fair market value of the Shares on the exercise date, however, will be a preference item for purposes of the alternative minimum tax, and thus a Participant could be subject to the alternative minimum tax as a result of the exercise of an ISO. If a Participant holds the Shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the Participant recognizes capital gain (or loss, as applicable), if any, upon a subsequent disposition of such Shares. The measure of the gain is the difference between the proceeds received on disposition and the Participant’s basis in the Shares (which generally equals the exercise price).
If a Participant disposes of Shares acquired pursuant to exercise of an ISO before satisfying the one-year and two-year holding periods described above, then: (i) if the proceeds received exceed the exercise price of the ISO, the Participant will recognize long-term or short-term capital gain (as applicable) equal to the excess, if any, of the proceeds received over the fair market value of the Shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the Shares on the date of exercise over the exercise price of an ISO; or (ii) if the proceeds received are less than the exercise price of the ISO, the Participant will recognize a capital loss equal to the excess of the exercise price of the ISO over the proceeds received.
We are not entitled to an income tax deduction on the grant or exercise of an ISO or on the Participant’s disposition of the Shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, we will be entitled to a deduction (subject to the limit under Section 162(m) of the Code discussed below) in the year the Participant disposes of the Shares in an amount equal to the ordinary income recognized by the Participant.
A recipient generally will not realize any taxable income upon the grant of an NQSO. Upon exercise of an NQSO, the participant will realize ordinary income in an amount generally measured by the excess, if any, of the fair market value of the Shares on the date of exercise over the stock option exercise price. We will generally be entitled to a deduction (subject to the limit under Section 162(m) of the Code) in the same amount as the ordinary income realized by the Participant. Upon the sale of Shares acquired upon exercise of an NQSO, the Participant will realize short-term or long-term capital gain or loss, depending upon the length of time the Shares are held. Such gain or loss will be measured by the difference between the sale price of the Shares and the fair market value on the date of exercise.
SARs.
A Participant generally will not realize any taxable income upon the grant of a SAR. Upon the exercise of such right, the Participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the Shares received by the Participant as a result of such exercise. We will generally be entitled to a deduction (subject to the limit under Section 162(m) of the Code) in the same amount as the ordinary income realized by the Participant.
Full Value Awards.
If a restriction on transferability and substantial risk of forfeiture applies to shares of common stock or other property actually distributed to a Participant under an Award (such as, for example, a grant of Restricted Shares), the Participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In the usual case, we can claim a tax deduction (subject to the limit under Section 162(m) of the Code) in an amount equal to the ordinary income recognized by the Participant, except as discussed below. A Participant may elect to be taxed at the time of grant of Restricted Shares or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the Participant subsequently forfeits such Shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the Shares or property on which he or she previously paid tax.
If no substantial risk of forfeiture applies to property distributed to a Participant, the Participant generally must recognize ordinary income equal to the fair market value of the property actually received.
If an Award does not consist of property (such as stock units), the Participant generally must recognize ordinary income for U.S. income tax purposes when the Award is paid in an amount equal to the amount payable or, if the Award is settled in Shares, the fair market value on the date of distribution, and we would normally be entitled to a corresponding deduction (subject to the limit under Section 162(m) of the Code).
In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits) for certain executive officers exceeds $1.0 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any taxable year of the corporation. The exception for qualified “performance-based” compensation was eliminated by the Tax Cuts and Jobs Act of 2017 for tax years beginning on or after January 1, 2018. As a result, any new equity Awards under the New Plan will be subject to the $1 million deduction limitation. Under the Tax Cuts and Jobs Act, the term “covered employee” now includes any individual who served as the chief executive officer or chief financial officer at any time during the taxable year and the three other most highly compensated officers for the taxable year. Once an individual becomes a covered employee, that individual will remain a covered employee for all future years, including after termination or death.
New Plan Benefits
The following table shows information regarding Awards currently expected to be made under the New Plan (the “Contingent Awards”). The effectiveness of the Contingent Awards is subject to shareholder approval of the New Plan at the Meeting.

Name	Title	Dollar Value ($)(1)	Number of Units (#)(2)
John T. Fitzgerald	President & Chief Executive Officer -	$2,800,000	1,000,000
William A. Hickey, Jr.	Executive Vice President & Chief Financial Officer -	—	—
Paul R. Hogan	Secretary and General Counsel	—	—
Hassan R. Baqar	Vice President	—	—
All current executive officers as a group		$2,800,000	1,000,000
All current directors who are not executive officers as a group		—	—
All employees, including current officers who are not executive officers, as a group		—	—
Notes:

(1)	Based on the closing price of the Corporation’s Common Shares on the New York Stock Exchange of $2.80/share on August 18, 2020.

(2)	Represents an Award of Restricted Shares contemplated to be granted to Mr. Fitzgerald in accordance with the Offer Letter.
Future grants under the New Plan will be made at the discretion of the Administrator and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the New Plan will depend on a number of factors, including the fair market value of the Shares of common stock on future dates, the exercise decisions made by the Participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by Participants receiving grants under the New Plan.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the 2020 Equity Incentive Plan. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the 2020 Equity Incentive Plan.

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
The Corporation is providing shareholders the opportunity to vote on a non-binding, advisory basis to approve the compensation of the named executive officers, commonly known as a “say-on-pay” vote, as required by Section 14A of the Exchange Act.
At the 2018 annual meeting, shareholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years. A majority of shareholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis, in accordance with the recommendations of the Board. Accordingly, the Board determined that the non-binding advisory vote to approve the compensation of our named executive officers was to be held on an annual basis, at least until the next non-binding shareholder vote on the frequency with which future say-on-pay votes should be held.

Resolution
The advisory vote on executive compensation is a non-binding vote on the compensation of the Corporation’s named executive officers, as described in “Executive Compensation” below. Shareholders may abstain from voting, if they so choose. Accordingly, the Corporation is asking its shareholders to approve the following resolution at the Meeting:
RESOLVED that the compensation paid to the Corporation’s named executive officers, including the compensation tables contained in the Proxy Statement dated August 20, 2020, be and is hereby approved.
As an advisory vote, the result of the say-on-pay vote is non-binding on the Corporation and the Board; however, the Board and the Compensation & Management Resources Committee value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the advisory resolution approving the 2019 compensation of the named executive officers, as disclosed in the Proxy Statement. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the advisory resolution approving the 2019 compensation of the named executive officers.

CORPORATE GOVERNANCE MATTERS
Corporate Governance Guidelines and Code of Business Conduct & Ethics
Except for Mr. Fitzgerald, the President and Chief Executive Officer, the current and proposed directors are independent as determined in accordance with Section 301 of SOX and the criteria for independence established by the NYSE. Accordingly, the majority of the current and proposed directors are independent.
During 2019, the Board met eight (8) times, including in-person and telephonic meetings and written consents in lieu thereof. Each director attended at least 75% of the total meetings of the Board and committees of the Board on which he served. Additionally, the directors often communicate with one another and with management informally to discuss our affairs.
The Corporation has adopted Corporate Governance Guidelines which comply with the NYSE listing standards and corporate governance requirements of applicable law. The Corporate Governance Guidelines were amended and adopted by the Board on May 23, 2019 and are periodically reviewed. The Corporate Governance Guidelines can be found on the Corporation’s website at www.kingsway-financial.com/corporate-governance.
The Corporation has also adopted a written code of ethics, which was amended and adopted by the Board on May 23, 2019, applicable to our directors, principal executive officer, principal financial officer, and other senior financial personnel. The Code of Business Conduct & Ethics is posted on the Corporation’s website at www.kingsway-financial.com/corporate-governance. Any future amendments to the Corporation’s code of ethics for senior financial personnel and any grant of waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in the “Corporate Governance” section of our website. The Corporation will provide to any person, without charge, a copy of the code of ethics, upon written request to the Corporation, Attention: Legal Department, 150 Pierce Road, 6th Floor, Itasca, Illinois 60143.

Board Committees
The board has five (5) standing committees: the Audit Committee, the Compensation & Management Resources Committee, the Nominating and Corporate Governance Committee, the Investment Committee and the Plan Committee.

Audit Committee

The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee consists of three or more directors, each of whom is an outside director who is unrelated to the Corporation, free from any relationship that would interfere with the exercise of his or her independent judgment and each of whom is “independent” under the listing rules of the NYSE. Audit Committee members meet the requirements of all applicable securities laws and the NYSE. All members of the Audit Committee are financially literate, being defined as able to read and understand basic financial statements, and the Chair of the Audit Committee has accounting or related financial management expertise. At least one member of the Audit Committee is an “audit committee financial expert” as defined in the rules and regulations of the SEC. Pursuant to the Audit Committee Charter, members of the Audit Committee may not simultaneously serve on the audit committees of more than two other public companies without the approval of the Audit Committee.
The primary purpose of the Audit Committee is to:

(i)	Identify and monitor the management of the principal risks that could impact the financial reporting of the Corporation;

(ii)	Monitor the integrity of the Corporation’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance;

(iii)	Appoint, replace and monitor the independence and performance of the Corporation’s external auditors;

(iv)	Provide an avenue of communication among the external auditors, management and the Board; and

(v)	Review the annual audited and quarterly unaudited financial statements with management and the external auditors.
As of August 20, 2020, the Audit Committee was comprised of Gregory P. Hannon (Chair), Terence M. Kavanagh and Doug Levine. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE listing standards, and that each member of the Audit Committee meets the enhanced independence standards established by the SEC (including Section 10A(m)(3) of and Rule 10A-3 under the Exchange Act). The following is a description of the education and experience of each member of the Audit Committee that is relevant to the performance of his responsibilities as a member of the Audit Committee:
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc. since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Chief Financial Officer. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as an auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and a Master of Business Administration from The Harvard Business School in 1987. The Board has determined that Mr. Hannon qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.
Terence M. Kavanagh has served as President and a Director of Oakmont Capital Inc. since 1997. Prior to his cofounding of Oakmont Capital Inc., he managed the Brentwood Pooled Investment Fund and worked as an investment banker in New York and Toronto. Mr. Kavanagh earned a Bachelor of Law degree from Western University and a Master of Business Administration from the Tuck School of Business at Dartmouth College.
Doug Levine has been the President of Levine Management, a real estate developer, since January 2013. He graduated in 1980 from Tufts University with a Bachelor’s Degree in Economics.
The Audit Committee held five (5) meetings, including telephonic meetings and written consents in lieu thereof, in the fiscal year ended December 31, 2019. The responsibilities and duties of the Audit Committee are set out in the Audit Committee’s charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

Report of the Audit Committee
The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Corporation’s independent auditors also provided to the Audit Committee the written disclosures required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with their independence.
Based upon the Audit Committee’s discussion with management and the Corporation’s independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC.
Members of the Audit Committee
Gregory P. Hannon (Chair)
Terence M. Kavanagh
Doug Levine

Compensation & Management Resources Committee
The Board has a standing Compensation & Management Resources Committee (the “Compensation Committee”) which operates pursuant to a written charter adopted by the Board. The Compensation Committee consists of two or more directors, each of whom must satisfy the applicable independence requirements of the New York Stock Exchange and any other regulatory authorities. At least two members of the Committee also must qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that each member of the Compensation Committee in the fiscal year ended December 31, 2019 was independent under the criteria established by the applicable regulatory authorities.

The Compensation Committee held two (2) meetings, including telephonic meetings and written consents in lieu thereof, in the fiscal year ended December 31, 2019. The responsibilities and duties of the Compensation Committee are set out in the Compensation Committee’s Charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.
The primary purpose of the Compensation Committee is to:

(i)	Assist the Board in discharging its responsibilities in respect of compensation of the Corporation’s executive officers and subsidiary Presidents;

(ii)	Provide recommendations to the Board in connection with directors’ compensation;

(iii)	Provide recommendations to the Board in connection with succession planning for senior management of the Corporation; and

(iv)	Produce an annual report for inclusion in the Proxy Statement and Annual Report on Form 10-K, if required to be included therein.

In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to the other senior officers of the Corporation and the President of each of the Corporation’s subsidiaries. Other than giving such recommendations, however, the Chief Executive Officer has no formal role and no authority to determine the amount or form of executive and director compensation.
The Compensation Committee has the sole authority to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties, but only after taking into consideration all factors relevant to the adviser’s independence from management, including those specified in Section 303A.05(c)(iv) of the New York Stock Exchange Listed Company Manual. The Compensation Committee shall evaluate and determine whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K under the rules and regulations of the SEC. As currently constituted, the Compensation Committee has never engaged a compensation consultant nor does it have any current plans to do so.

As of August 20, 2020, the Compensation Committee was comprised of Joseph D. Stilwell (Chair) and Terence M. Kavanagh.

Nominating and Corporate Governance Committee
The Board has a standing Nominating and Corporate Governance Committee which operates pursuant to a written charter adopted by the Board. The Nominating and Corporate Governance Committee consists of no fewer than two directors, each of whom satisfies the applicable independence requirements of the New York Stock Exchange and any other regulatory requirements. The Board has determined that each member of the Nominating and Corporate Governance Committee in the fiscal year ended December 31, 2019 was independent under the criteria established by the applicable regulatory authorities.

The Nominating and Corporate Governance Committee held four (4) meetings, including telephonic meetings and written consents in lieu thereof, in the fiscal year ended December 31, 2019. The responsibilities and duties of the Nominating and Corporate Governance Committee are set out in the Nominating and Corporate Governance Committee’s Charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The primary purpose of the Nominating and Corporate Governance Committee is to:

(i)
Identify, evaluate and recommend individuals qualified to become members of the Board, consistent with criteria approved by the Board, and select or recommend that the Board select the director nominees to stand for election at each annual or special meeting of shareholders of the Corporation in which directors will be elected or to fill vacancies on the Board;

(ii)	Develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation;

(iii)	Oversee the annual performance evaluation of the Board and its committees and management; and

(iv)	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Corporation, including recommending directors eligible to serve on all committees of the Board.

The Corporation believes that the current Board has the mix of industry knowledge, experience and financial expertise required to provide strong oversight of the Corporation. In considering a candidate for nomination as a member of the Board, the Nominating and Corporate Governance Committee will consider criteria such as equity ownership; an entrepreneurial mindset; independence; occupational background; level and type of business experience; and the number of boards on which the individual serves.
The Nominating and Corporate Governance Committee will consider recommendations for director candidates submitted by shareholders. Any such recommendation should be submitted in writing to the Nominating and Corporate Governance Committee in care of the Office of the Secretary at 150 Pierce Road, 6th Floor, Itasca, IL 60143.
As of August 20, 2020, the Nominating and Corporate Governance Committee was comprised of Gregory P. Hannon (Chair) and Joseph D. Stilwell.

Investment Committee
The Board has a standing Investment Committee which operates pursuant to a written charter adopted by the Board. The Investment Committee consists of two or more directors, the majority of whom must satisfy the applicable independence requirements of the applicable regulatory authorities. The Board has determined that each member of the Investment Committee in the fiscal year ended December 31, 2019 was independent under the criteria established by the applicable regulatory authorities.

The Investment Committee held one (1) meeting in the fiscal year ended December 31, 2019. The responsibilities and duties of the Investment Committee are set out in the Investment Committee’s charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The primary purpose of the Investment Committee is to:

(i)	Assist the Board and management in respect of the management of the invested assets of the Corporation and its subsidiary companies;

(ii)	Develop and monitor investment policies and guidelines for the Corporation;

(iii)	Select and retain external investment managers; and

(iv)	Monitor the performance of external investment managers, if any.

As of August 20, 2020, the Investment Committee was comprised of Doug Levine (Chair) and Joseph D. Stilwell.
Communications with the Board
It is the Corporation’s policy to forward to the directors any correspondence it receives that is addressed to them. Shareholders, or other interested parties, who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows: Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143.
Our directors’ attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Corporation. Our Corporate Governance Guidelines encourage our directors to attend the annual meeting of shareholders. The Corporation did not hold an annual meeting of shareholders in 2019. All of the directors then in office attended the 2018 annual meeting of shareholders.
Board Leadership Structure and Role in Risk Oversight
Our President and Chief Executive Officer, John T. Fitzgerald, joined our Board on September 5, 2018. Since September 16, 2013, Terence M. Kavanagh has been serving as our independent, non-executive Chairman of the Board. The Chairman focuses on the overall strategy of the business and leadership of the Board, including presiding at all Board meetings and the annual meeting of shareholders; establishing Board meeting agendas in consultation with the Chairs of the Board committees; acting as a liaison between the directors and the Corporation’s management; advising the Chief Executive Officer of the quality, quantity and timeliness of the flow of information from management to enable the directors to effectively and responsibly perform their duties; facilitating communication among directors; and maintaining frequent contact with the Chief Executive Officer.
The Corporation’s management is primarily responsible for managing risk and informing the Board of the material risks confronting the Corporation. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees the management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Corporation’s corporate governance practices and the Corporation’s executive compensation plans and arrangements. These specific risk categories and the Corporation’s risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers for 2019
The following individuals are the named executive officers for 2019. Each of the following individuals, except for Mr. Baqar, held the position(s) set forth opposite his name as of December 31, 2019. Mr. Baqar held the position of Vice President until his separation from the Corporation on January 31, 2019. Mr. Hickey resigned from the Corporation, effective February 28, 2020.

Name	Title
John T. Fitzgerald	President & Chief Executive Officer(1)
William A. Hickey, Jr.	Executive Vice President & Chief Financial Officer(2)
Paul R. Hogan	Secretary and General Counsel(3)
Hassan R. Baqar	Vice President(4)

Notes:

(1)	Mr. Fitzgerald has served as Chief Executive Officer of the Corporation since September 2018.

(2)	Mr. Hickey served as Chief Financial Officer of the Corporation from August 2010 until February 2020.

(3)	Mr. Hogan has served as Secretary and General Counsel of the Corporation since May 2019.

(4)	Mr. Baqar served as Vice President of the Corporation from January 2014 until his resignation in January 2019.

2019 Summary Compensation Table
The following table provides information regarding the compensation of our named executive officers for the last three completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(1) ($)	Total ($)
John T. Fitzgerald, President & Chief Executive Officer	2019	500,000	0	—	—	—	32,360	532,360
	2018	432,564	250,000 (2)	—	—	—	28,876	711,440
	2017	350,000	—	—	—	—	20,235	370,235
William A. Hickey, Jr., EVP & Chief Financial Officer	2019	360,000	—	—	—	—	26,584	386,584
	2018	360,000	50,000 (2)	—	—	—	25,907	435,907
	2017	360,000	—	—	—	—	25,782	385,782
Paul R. Hogan, Secretary and General Counsel	2019	160,000	—	—	—	—	144	160,144
	2018	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—
Hassan R. Baqar, Vice President	2019	20,000	—	—	—	—	242,871 (3)	262,871
	2018	240,000	—	—	—	—	12,240	252,240
	2017	205,000	—	—	—	—	12,177	217,177
Notes:

(1)
For each named executive officer, amounts reported in this column include employer-paid life insurance premiums and contributions to the Corporation’s 401(k) retirement plan and Employee Stock Purchase Plan. The Corporation also paid for executive wellness physicals for each of our named executive officers.

(2)	This amount represents a discretionary cash bonus paid to Messrs. Fitzgerald and Hickey in 2019 for work performed in 2018.

(3)
Includes $240,000 paid to Mr. Baqar in connection with the termination of his employment on January 31, 2019, as more particularly described in the Employment Separation Agreement and Release between Mr. Baqar and Kingsway America Inc., filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed with the SEC on February 14, 2019.

2019 Outstanding Equity Awards at Fiscal Year-End

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Unearned Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)
John T. Fitzgerald	40,000 (2)	n/a	4.67	April 20, 2020	500,000 (3)	$930,000
William A. Hickey, Jr.	—	n/a	n/a	n/a	229,500 (4)	$426,870
Paul R. Hogan	—	n/a	n/a	n/a	n/a	n/a
Hassan R. Baqar	—	n/a	n/a	n/a	n/a	n/a

Notes:

(1)	The value of the Common Shares is based on the closing price of the Common Shares on the NYSE of $1.86 as of December 31, 2019, the last trading day of the fiscal year.

(2)	This amount represents 40,000 options granted April 20, 2016, which were immediately vested and exercisable as of that date. Such options expired April 20, 2020.

(3)
This amount represents Restricted Common Shares awarded September 5, 2018, which become fully vested on March 28, 2024 if Mr. Fitzgerald remains in continuous employment with the Corporation through such date.

(4)
This amount represents Restricted Common Shares awarded March 28, 2014, which become fully vested as of the tenth anniversary of the date of grant if the participant remains in continuous employment with the Corporation through such anniversary or if Mr. Hickey’s employment is terminated due to a “Job Elimination”. Such Restricted Common Shares vest on a pro rata basis if Mr. Hickey’s employment is terminated for reasons other than “Cause” or “Job Elimination”. By agreement with the Corporation, Mr. Hickey’s Restricted Common Shares vested on a pro rata basis upon the termination of his employment in February 2020.

Options Exercises and Stock Vested in 2019

Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
John T. Fitzgerald	—	—	—	—
William A. Hickey, Jr.	—	—	—	—
Paul R. Hogan	—	—	—	—
Hassan R. Baqar	—	—	115,500 (3)	$250,635

Notes:

(1)	This is the gross number of shares that vested without deduction for any shares withheld to satisfy tax withholding obligations.

(2)
This amount represents the market value on the vesting date of the shares that vested, without regard to any related tax obligations. Market value was determined using the closing price per share of Common Shares on the vesting date.

(3)
All of Mr. Baqar’s outstanding restricted stock vested in connection with the termination of his employment on January 31, 2019, as more particularly described in the Employment Separation Agreement and Release between Mr. Baqar and Kingsway America Inc., filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed with the SEC on February 14, 2019.

Potential Payments Upon Termination or Change in Control
The Corporation maintains a severance policy for the payment of certain benefits to certain eligible employees of the Corporation, including the named executive officers. Benefits are paid under this policy following a termination of employment in connection with a reduction in work force. Under the policy, upon a qualifying termination of employment, the named executive officers are entitled to two weeks of severance pay for each full year of service with the Corporation, with a minimum of twelve weeks of severance pay and a maximum of 39 weeks of severance pay. Participants are also entitled to receive subsidized benefits as provided under the Consolidated Omnibus Budget Reconciliation Act during the severance period.
In lieu of the severance benefits described in the preceding paragraph, Mr. Fitzgerald, Mr. Hickey and Mr. Baqar are (or were, prior to their respective dates of termination, in the cases of Messrs. Baqar and Hickey) entitled to receive severance benefits consisting of twelve months of base salary for a termination of employment by the Corporation, other than for “cause” or by such executive officer for “good reason” or “Constructive Termination,” pursuant to the terms of their respective severance and employment arrangements. As defined in each of Messrs. Hickey and Baqar’s respective severance agreements, (A) “cause” means the executive’s involuntary termination due to commission of fraud, embezzlement, theft or other illegal or unethical act likely to materially damage the Corporation; commission of a terminable offense under the Corporation’s policies and procedures; conviction of certain crimes; breach of the executive’s confidentiality obligations or duty of loyalty; or the executive’s willful failure to follow the lawful directions of the Corporation and (B) “good reason” means the executive’s voluntary termination of employment due to a material reduction in the executive’s salary or authority or the Corporation’s breach of the severance agreement. By agreement with the Corporation, both Messrs. Baqar and Hickey received their full severance upon their respective employment terminations. As defined in Mr. Fitzgerald’s severance agreement, (A) “Cause” means the executive’s involuntary termination due to: (i) an intentional act of fraud, embezzlement, theft, or any other illegal act against the Corporation, any of which would constitute a felony; (ii) the executive’s improper disclosure or use of the Corporation’s confidential information but only where the Corporation has established that such disclosure or use has financially and materially injured the Corporation; or (iii) a material breach of the executive’s duty of loyalty to the Corporation but only where the Corporation has established that such breach has financially and materially injured the Corporation and (B) “Constructive Termination” means the voluntary termination of the executive’s employment within forty-five (45) days following written notice to each independent member of the Board setting forth in reasonable detail the occurrence of any of the following events without the executive’s written consent that is not cured by the Corporation within thirty (30) days after such notice: (i) any material diminution in job duties and responsibilities or the imposition of job requirements materially inconsistent with the executive’s position with the Corporation; (ii) a reduction in the executive’s then-current base salary, other than an across-the-board reduction of no more than ten percent (10%) in the base salary of all executive level employees; (iii) a material reduction in the executive’s annual incentive compensation opportunities; or (iv) the executive has established that he has been subject to a hostile work environment.
Each of the Corporation’s named executive officers for 2019, other than Mr. Hogan, is (or was, prior to their respective dates of termination, in the cases of Messrs. Baqar and Hickey) a party to a Restricted Stock Agreement with the Corporation under the Corporation’s 2013 Equity Incentive Plan. Under the terms of each such Restricted Stock Agreement, the applicable named executive officer received an award of restricted stock, subject to vesting and forfeiture. For details regarding the number of shares of restricted stock subject to each Restricted Stock Agreement, see the tables labeled “2019 Outstanding Equity Awards at Fiscal Year-End” and “Options Exercises and Stock Vested in 2019”. Each such Restricted Stock Agreement provides for accelerated vesting of the subject shares of restricted stock in the event the applicable named executive officer’s employment with the Corporation is terminated under certain circumstances and forfeiture of the subject shares of restricted stock in the event of a termination of employment for “Cause” (as defined in the applicable Restricted Stock Agreement). With respect to Messrs. Baqar and Hickey, their Restricted Stock Agreements provided for full acceleration of vesting upon termination of employment due to a “Job Elimination” and partial acceleration of vesting (prorated through the date of termination) upon an involuntary termination other than for “Cause” or “Job Elimination” or termination due to death or “Disability”. As defined in Messrs. Baqar’s and Hickey’s Restricted Stock Agreements, (A) “Cause” means the executive’s involuntary separation from employment for any of the following reasons: (i) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the executive’s duties as an employee of the Corporation that the Corporation determines, acting in good faith, has materially injured or is highly likely to materially injure the Corporation, or any other terminable offense under the Corporation’s policies and practices; (ii) intentional damage to the Corporation’s assets; (iii) conviction of (or plea of nolo contendre to) any felony or other crime involving moral turpitude; (iv) improper, willful and material disclosure or use of the Corporation’s confidential information or other willful material breach of the executive’s duty of loyalty to the Corporation; (v) a willful, material violation of the Corporation’s policies and procedures as set out in its employee handbook or a material violation of the Corporation’s code of conduct that the Corporation determines, acting in good faith, has materially injured or is highly likely to materially injure the Corporation, monetarily or otherwise; or (vi) the executive’s willful failure or refusal to follow the lawful and good faith directions of the Corporation, as determined in good faith by the Corporation, (B) “Disability” means the inability of the executive to continue employment with the Corporation or a subsidiary due to a long-term disability for which benefits are claimed or received under an insurance plan established by the Corporation or a subsidiary, and (C) “Job Elimination” means the elimination of the executive’s employment position, whether due to a reduction in force or otherwise, as determined by the committee administering the 2013 Equity Incentive Plan. All shares of restricted stock held by Mr. Baqar vested in connection with the termination of his employment with Kingsway America Inc., as more particularly described in the Employment Separation Agreement and Release, dated as of January 31, 2019, by and between Mr. Baqar and Kingsway America Inc. filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed with the SEC on February 14, 2019. A pro rata portion of the shares of restricted stock held by Mr. Hickey vested in connection with the termination of his employment with Kingsway America Inc., as more particularly described in the Employment Separation Agreement and Release, dated as of February 28, 2020, by and between Mr. Hickey and Kingsway America Inc. filed as Exhibit 10.3 to the Corporation’s Current Report on Form 8-K filed with the SEC on February 28, 2020.With respect to Mr. Fitzgerald, his Restricted Stock Agreement provides for partial acceleration of vesting (prorated through the date of termination) upon a termination of his employment other than for “Cause”. As defined in Mr. Fitzgerald’s Restricted Stock Agreement, “Cause” means the executive’s involuntary termination of employment by the Corporation upon the occurrence of any of the following by the executive: (i) an intentional act of fraud, embezzlement, theft, or any other illegal act against the Corporation, any of which would constitute a felony; (ii) the executive’s improper disclosure or use of the Corporation’s confidential information but only where the Corporation has established that such disclosure or use has financially and materially injured the Corporation; or (iii) a material breach of the executive’s duty of loyalty to the Corporation but only where the Corporation has established that such breach has financially and materially injured the Corporation.
Director Compensation
Narrative Description
The Corporation’s director compensation program is designed to provide nominal compensation for the risks and responsibilities of being a director. Only non-employee directors of the Board are remunerated for serving as directors of the Corporation. Non-employee directors received a single retainer fee, payable quarterly in advance, in the amount of CAD$100,000 for 2018. The Corporation also paid an additional fee of CAD$50,000 to each of the Chairman of the Board and the Chair of the Audit Committee until the end of the first fiscal quarter of 2019. In the first quarter of 2019, the exchange rate fluctuated between $1.00 = CAD$1.3631 and CAD$1.3095. The retainers were paid in the currency of each director’s country of residence.
The foregoing compensation arrangements remained in effect through the Corporation’s first fiscal quarter of 2019. Effective April 1, 2019, the Corporation implemented the following changes to director compensation: (1) the amount of the retainer payable is fixed in U.S. dollars, with each non-employee director receiving an $80,000 annual retainer and the Chairmen of the Board and the Audit Committee each receiving an additional $40,000 annually, in each case, payable in quarterly installments in advance; and (2) all retainers are payable in U.S. dollars
2019 Director Compensation
The following table provides information regarding the compensation of our non-employee directors for 2019.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)	Total ($)
Gregory P. Hannon	117,511	n/a	117,511
Terence M. Kavanagh	117,511	n/a	117,511
Joseph D. Stilwell	78,343	n/a	78,343
Doug Levine	78,343	n/a	78,343

Notes:

(1)
Amounts reported in this column include the annual retainer paid to each non-employee director, plus an additional fee paid to each of Messrs. Kavanagh and Hannon for serving as Chairman of the Board and Chairman of the Audit Committee, respectively. During the first quarter of 2019, the annual retainer and the additional fees paid to Messrs. Kavanagh and Hannon were paid in the currency of each director’s country of residence and converted to U.S. dollars based on the exchange rates in effect at the time the payments were made. During the first quarter of 2019, Messrs. Hannon and Kavanagh were paid in Canadian dollars, and Messrs. Levine and Stilwell were paid in U.S. dollars. Effective April 1, 2019, all retainers and the additional fees were paid in U.S. dollars.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	40,000 (1)	$4.67	—
Equity compensation plans not approved by security holders	—	n/a	—
Total	40,000	$4.67	—
Notes:

(1)	Represents options to purchase Common Shares held by Mr. Fitzgerald as of December 31, 2019, which options expired on April 20, 2020.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
Other than as set forth below, no director, executive officer or person who is a proposed nominee for election as a director of the Corporation, and no associate or affiliate of any such director, executive officer or proposed nominee, nor, to the best knowledge of the directors and executive officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, controls or directs, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to all outstanding voting securities of the Corporation at the date hereof, or any associate or affiliate thereof, has any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed fiscal year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries which is in excess of the lesser of $120,000 or 1% of the average of the Corporation’s total assets at year-end for the last three completed fiscal years.
As previously disclosed, the Corporation acquired Argo Management Group, LLC (“Argo”) in April 2016. Argo’s primary business is to act as Managing Member of Argo Holdings Fund I, LLC (the “Fund”). As of the date of this Proxy Statement, each of the Corporation, Mr. Fitzgerald, and certain of Mr. Fitzgerald’s immediate family members own equity interests in the Fund, which interests were acquired prior to the acquisition of Argo. Subject to certain limitations, the Fund’s governing documents require all individuals and entities owning an equity interest in the Fund (other than Argo) to fund upon request his/her/its pro rata share of any funding requirements of the Fund up to an aggregate maximum amount equal to his/her/its total capital commitment (each request for funds being referred to as a “Capital Call”). During 2018 and 2019, respectively, the Corporation funded approximately $521,739 and $641,372, respectively, in response to Capital Calls. During 2018 and 2019, Mr. Fitzgerald and certain of Mr. Fitzgerald’s immediate family members funded their respective pro rata share of such Capital Calls. Argo Holdings used the proceeds of the Capital Calls to make investments, cover general operating expenses and pay the management fee owed to Argo.
Effective September 30, 2019, 1347 Investors LLC (“Investors”) and its members entered into a Distribution and Redemption Agreement pursuant to which the members of Investors, except for Itasca Capital Ltd. (“ICL”) but specifically including Mr. Fitzgerald and Three FH, LLC, a limited liability company in which Mr. Fitzgerald and certain of his immediate family members have ownership interests, relinquished their respective interests in Investors in exchange for a mix of cash, common stock of Limbach Holdings, Inc. (“Limbach”) and warrants to purchase common stock of Limbach. At the closing of the transaction described in the Distribution and Redemption Agreement: (a) the Corporation received $632,198.43, 594,750 shares of Limbach common stock, and warrants to purchase 400,000 additional shares of Limbach common stock; (b) Mr. Fitzgerald received $63,219.84 and 9,278 shares of Limbach common stock; and (c) Three FH, LLC received 51,626 shares of Limbach common stock. At the time of the transaction, both Mr. Fitzgerald and Mr. Baqqar were members of the board of directors of ICL.

OTHER MATTERS
As of the date of the Proxy Statement, management and the Board know of no amendment, variation or other matter expected to come before the Meeting other than the matters referred to in the Notice of Meeting; however, if any other matter properly comes before the Meeting, the persons named in the accompanying form of proxy will vote on such matter in accordance with their best judgment.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate set of annual meeting materials to any shareholder who received these materials at a shared address. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143, or call 416-848-1171. Shareholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
ANNUAL REPORT
Copies of the Annual Report on Form 10-K and all amendments thereto (including financial statements and financial statement schedules) may be obtained without charge by writing to Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143. A request for a copy of the Annual Report on Form 10-K and any amendments thereto must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Shares on the Record Date. Exhibits to the Annual Report on Form 10-K, and any amendments thereto, will be mailed upon similar request.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.
Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during 2019 and during the subsequent period through the date of the Proxy Statement, all directors and officers and other persons subject to Section 16 have complied with all applicable Section 16(a) reporting requirements except that two late Form 4s, each reflecting one late transaction, were filed on behalf of Mr. Levine, one late Form 4, reflecting one late transaction, was filed on behalf of Mr. Fitzgerald and one late Form 3 and one late Form 4, reflecting three late transactions, were filed on behalf of Oakmont.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING
All proposals of shareholders intended to be included in the Proxy Statement relating to the 2021 annual meeting must be received by the Corporation at our principal executive office not less than 120 calendar days before August 25, 2021 (which would be April 27, 2021). If the date of the 2021 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2020 annual meeting, then the deadline for submission pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) is a reasonable time before we begin to print and send the proxy statement for the 2021 annual meeting. All such proposals must comply with the requirements of Rule 14a-8, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders and should be sent to Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143.
Also, if a shareholder intends to nominate a person for election to the Board of Directors or present a proposal at the 2021 annual meeting, but does not intend to include such proposal in the Corporation’s proxy statement, then such nomination or proposal must be in writing and received by the Secretary of the Corporation at the principal executive offices of the Corporation no later than ninety (90) days (which would be June 23, 2021) and no earlier than one hundred twenty (120) days (which would be May 24, 2021) prior to September 21, 2021. If the date of the 2021 annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the date of the first anniversary of the 2020 annual meeting, notice by the stockholder to be timely must be received no earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The persons named in the Corporation’s form of proxy for the 2021 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, without including information about the proposal in the Corporation’s proxy materials.
With respect to business to be brought before the Meeting, we have not received any notices from shareholders that we were required to include in the Proxy Statement.

ADDITIONAL INFORMATION
Financial information about the Corporation is contained in its consolidated financial statements and Management’s Discussion and Analysis for the fiscal year ended December 31, 2019, and additional information relating to the Corporation is on SEDAR at www.sedar.com, or on EDGAR at www.sec.gov. If you would like to obtain, at no cost to you, a copy of any of the following documents:

1)
the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, together with any document, or the pertinent pages of any document, incorporated by reference therein;

2)
the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2019, together with the accompanying report of the auditors thereon and Management’s Discussion and Analysis with respect thereto; or

3)	the Proxy Statement,
please send your request to:
Kingsway Financial Services Inc.
Attention: Investor Relations
150 Pierce Road, Suite 600
Itasca, IL 60143
The Board has approved the contents of the Proxy Statement and the sending of it to the directors, the shareholders and the auditors of the Corporation.
DATED this August 20, 2020.
By Order of the Board of Directors
“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board of Directors

SCHEDULE “A”
KINGSWAY FINANCIAL SERVICES INC.
2020 EQUITY INCENTIVE PLAN
1.Establishment, Purpose and Duration. Kingsway Financial Services Inc. (hereinafter referred to as the “Company”) hereby establishes a long-term incentive compensation plan to be known as the 2020 Equity Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Share Awards, Dividend Equivalent Rights, Other Stock-Based Awards and Cash-Based Awards. The Plan shall become effective upon being approved by shareholders (the “Effective Date”). The purpose of the Plan is to provide a means through which the Company and its Subsidiaries may attract and retain key personnel and to provide a means whereby current and prospective directors, officers, employees, consultants and advisors of the Company and its Subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of the Shares, thereby aligning their interests with the long-term success of the Company’s shareholders. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no further Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.
2.    Definitions. As used in the Plan, the following terms shall be defined as set forth below:
2.1     “Act” means the Securities Exchange Act of the 1934, as amended. Any reference in the Plan to any section of (or rule promulgated under) the Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
2.2    “Administrator” is defined in Section 4.1.
2.3    “Award” or “Awards” means, individually or collectively, except where referring to a particular category of grant under the Plan, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Share Awards, Cash-Based Awards, Dividend Equivalent Rights or Other Stock-Based Awards, in each case subject to the terms of the Plan.
2.4    “Award Agreement” means an agreement or other instrument setting forth the terms and conditions of an Award that has been duly authorized and approved by the Administrator or its designee. An Award Agreement may be in an electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company), may be limited to a notation on the Company’s books and records and, if approved by the Administrator, need not be signed by a representative of the Company or a Participant.
2.5    “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Stock Appreciation Right.
2.6    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Act.
2.7    “Board” means the Board of Directors of the Company.
2.8    “Cash-Based Award” means an Award granted to a Participant as described in Section 12.
2.9    “Change in Control” shall mean any of the following events:
(a)    the acquisition by any Person, including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of Beneficial Ownership of 50% or more of either (i) the then outstanding Shares or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (2) any acquisition by the Company; (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 2.9(c); provided further, that for purposes of clause (2) of this Section 2.9(a), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the Beneficial Owner of 50% or more of the outstanding Shares or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the Beneficial Owner of any additional shares of the outstanding Shares or any additional Outstanding Voting Securities and such Beneficial Ownership is publicly announced, such additional Beneficial Ownership shall constitute a Change in Control;
(b)    individuals who, as of the effective date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least 75% of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board; or
(c)    the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the Beneficial Owners, respectively, of the outstanding Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; or any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the outstanding Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
(d)    the consummation of a plan of complete liquidation or dissolution of the Company.
2.10    “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretive guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
2.11    “Committee” means the Committee designated by the Board or a subcommittee thereof, consisting of two or more members of the Board, each of whom may be a “nonemployee director” within the meaning of Rule 16b-3 under the Act and “independent” within the meaning of the rules of the principal stock exchange on which the Shares are then traded.
2.12    “Consultant” means any natural person, including an advisor, engaged by the Company or any Subsidiary to render bona fide services to such entity (other than in connection with the offer or sale of securities in a capital-raising transaction or to promote or maintain a market for the Company’s securities).
2.13    “Company” means Kingsway Financial Services Inc., a Delaware corporation, or any successor thereto.
2.14    “Disability” means the inability of a participant to continue employment with the Company or a Subsidiary due to a long-term disability for which benefits are claimed or received under an insurance plan established by the Company or a Subsidiary.
2.15     “Dividend Equivalent Right” means Awards granted pursuant to Section 10.
2.16    “Effective Date” means the date on which the Company’s shareholders first approve the Plan.
2.17    “Eligible Person” means an Employee, Non-Employee Director or Consultant.
2.18    “Employee” means any person designated as an employee of the Company or any of its or their Subsidiaries on the payroll records thereof.
2.19     “Family Member” means a Participant’s spouse, parents, children and grandchildren.
2.20    “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, an average of trading days or on any other basis consistent with the requirements of the stock rights exemption under Section 409A of the Code using actual transactions involving Shares, as determined by the Administrator in its discretion. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Administrator in such manner as it deems appropriate. Such definition(s) of Fair Market Value shall be specified in each Award Agreement and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however, that upon a broker-assisted exercise of an Option, the Fair Market Value shall be the price at which the Shares are sold by the broker.
2.21     “Grant Date” means the date specified by the Administrator on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Administrator takes action with respect thereto.
2.22    “Incentive Stock Option” means any Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.
2.23    “Non-employee Director” means a member of the Board of the board of directors of a Subsidiary who is not an Employee.
2.24    “Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.
2.25    “Option” means any option to purchase Shares granted under Section 5.
2.26    “Option Price” means the purchase price payable upon the exercise of an Option.
2.27    “Other Stock-Based Awards” means an equity-based or equity-related Award not otherwise described by the terms of this Plan granted under Section 11.
2.28    “Participant” means an Employee, Non-Employee Director or a Consultant who is selected by the Administrator to participate in the Plan and to receive one or more Awards hereunder, provided that only Employees shall be eligible to receive grants of Incentive Stock Options, and provided further that residents of Canada shall not be eligible for Restricted Share Awards granted pursuant to Section 7.
2.29     “Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Share Award, Restricted Stock Unit, Performance Share Award or Cash-Based Award.
2.30    “Performance Criteria” means the criteria that the Administrator selects in its sole discretion for purposes of establishing the Performance Goal or Performance Goals for a Participant with respect to the Performance Cycle for an Award. The Performance Criteria may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or an organizational level specified by the Administrator, including, but not limited to, a Subsidiary or unit, division, group of the Company or a Subsidiary. Performance Criteria may be measured on an absolute or relative basis, including but not limited to performance as measured against a group of peer companies or by a financial market index.
2.31    “Performance Goals” means, with respect to a Restricted Share Award, a Restricted Stock Unit Award, a Performance Share Award or a Cash-Based Award, the specific goal or goals established in writing by the Administrator for the Performance Cycle applicable to such Award.
2.32    “Performance Share Award” means an Award denominated in either Shares or units granted subject to Performance Goals pursuant to Section 9.
2.33    “Person” means an individual, entity or group.
2.34    “Plan” shall have the meaning set forth in Section 1 above.
2.35    “Restricted Period” means a period of time established under Section 8 with respect to Restricted Stock Units.
2.36    “Restricted Shares” means Shares granted under Section 7 subject to a substantial risk of forfeiture.
2.37    “Restricted Stock Unit” means an Award pursuant to Section 8 of the right to receive Shares at the end of a specified period.
2.38    “Shares” means the shares of the Company’s common stock (and any stock or other securities into which such common stock may be converted or into which it may be exchanged). Shares issued under Awards may be authorized but unissued or reacquired common stock, including shares repurchased by the Company on the open market or otherwise.
2.39    “Spread” means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right.
2.40    “Stock Appreciation Right” means a right granted under Section 6.
2.41    “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.
2.42    “Substitute Award” means any Award granted or issued to a Participant in assumption or substitution of either outstanding awards or the right or obligation to make future awards by an entity acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines.
2.43    “Unrestricted Shares” means a grant of Shares free of any Restricted Period, Performance Goals or any substantial risk of forfeiture. Unrestricted Shares may be granted in respect of past services or other valid consideration, in lieu of cash compensation due to an Employee or in satisfaction of an award granted under another plan sponsored or maintained by the Company or one of its Subsidiaries.
3.    Grant of Awards; Shares Available Under the Plan.
3.1    Grant of Awards. The Administrator may, from time to time, grant Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Dividend Equivalents, Other Equity Awards and/or Cash Based Awards to one or more Eligible Persons. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Administrator or from a person designated by the Administrator, that they have been selected to participate in the Plan.

3.2    Number of Shares Reserved for Awards.
(a)    Subject to adjustments as provided in Section 13, the aggregate number of Shares that may be issued pursuant to Awards is 1,600,000 Shares. All Shares may be issued under any form of Award available under the

Plan, including Nonqualified Stock Options and Incentive Stock Options. The Company will keep available at all times the number of Shares reasonably required to satisfy then outstanding Awards.
(b)    Except with respect to a maximum of five percent (5%) of the Shares authorized under Section 3.2(a) as of the Effective Date, as may be adjusted under Section 13, and except for the death or disability of the Participant, or a Change in Control, no equity-based Award that vests on the basis of the Participant’s continued employment with the Company shall provide for vesting before the first (1st) anniversary of the Grant Date or, with respect to a Performance Share Award, a Performance Period that is less than twelve (12) months. Treatment of Awards in cases of death, disability, and Change in Control may be specifically addressed in an individual Award Agreement with the Participant. The restrictions in this Section 3.2(b) on vesting of equity-based Awards that vest on the basis of the Participant’s continued employment with the Company shall not apply to any Award made pursuant to that certain offer letter to Mr. John T. Fitzgerald dated as of September 5, 2018 and filed as Exhibit 10.2 to the Corporation’s Current Report on Form 8-K filed with the SEC on September 10, 2018.
3.3    Share Usage.
(a)    Any Shares related to Awards granted under the Plan that at any time on or after the Effective Date terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Administrator’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. In addition, Restricted Shares that are forfeited shall again be available for grant under the Plan.
(b)    The full number of Nonqualified Stock Options, Incentive Stock Options and Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of any such Award.
(c)    Any Shares withheld to satisfy tax withholding obligations on an Award issued under the Plan, Shares tendered to pay the exercise price of an Award under the Plan, and Shares repurchased on the open market with the proceeds of an Option exercise will not be eligible to be again available for grant under the Plan.
(d)    Substitute Awards shall not be counted against the Shares available for granting Awards under the Plan.
4.    Plan Administration.
4.1    Committee. Subject to the provisions of this Section 4, the Plan shall be administered by the Committee. In the absence of a designation to the contrary by the Board, the Compensation & Management Resources Committee shall serve as the Committee and as the Administrator. The interpretation and construction by the Administrator of any provision of the Plan or of any Award Agreement and any determination by the Administrator pursuant to any provision of the Plan or any such agreement, notification or document shall be final and conclusive. No member of the Administrator shall be liable to any person for any such action taken or determination made in good faith.
4.2    Terms and Conditions of Awards. Subject to the provisions of the Plan and applicable law, the Administrator shall have final discretion, responsibility and authority to:
(a)    designate Participants;
(b)    determine when Awards are to be granted to Participants;
(c)    determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, and the applicable terms, conditions, and restrictions, including the length of time for which any restriction shall remain in effect;
(d)    determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Participants, and to approve the form of written instruments evidencing the Awards;
(e)    subject to Sections 5.6 and 18.9, to extend at any time the period in which Options may be exercised;
(f)    establish and administer Performance Goals and Performance Cycles relating to any Award;
(g)    determine the rights of Participants with respect to an Award upon termination of employment or service as a director;
(h)    subject to the applicable provisions of the Code, to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Shares and other amounts payable with respect to an Award shall be deferred and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals;
(i)    determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered;
(j)    accelerate the vesting of an Award; provided, however, that in no event shall any Award’s vesting be accelerated other than in connection with the death or disability of the Participant holding such Award or on a Change in Control as provided in Section 14 below; provided further, however, that this restriction will be inapplicable to Awards representing no more than 5% of the total Shares authorized for issuance under the Plan;
(k)    interpret the terms and provisions of Award Agreements;
(l)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable;
(m)    decide all disputes arising in connection with the Plan;
(n)    amend or revise the terms of any Awards to be granted to certain Participants in order to comply with applicable foreign law requirements;
(o)    provide for forfeiture of outstanding Awards and recapture of realized gains and other realized value in such events as determined by the Administrator; and
(p)    make all other determinations deemed necessary or advisable for the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Participants. The Administrator may solicit recommendations from the Company’s Chief Executive Officer with respect to the grant of Awards under the Plan. The Administrator (or, as permitted under Section 4.3, the Company’s Chief Executive Officer) shall determine the terms and conditions of each Award at the time of grant. No Participant or any other person shall have any claim to be granted an Award under the Plan at any time, and the Company is not obligated to extend uniform treatment to Participants under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.
4.3    Administrator Delegation. Except to the extent prohibited by applicable law or applicable rules and regulations of any securities exchange on which the securities of the Company are listed or traded, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan. Without limiting the generality of the foregoing, the Administrator may delegate to one or more officers of the Company or any of its Subsidiaries the authority to act on behalf of the Administrator with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Administrator, and that may be so delegated as a matter of law, except for grants of Awards to persons who are Non-Employee Directors or otherwise are subject to Section 16 of the Act.
4.4    Awards to Non-employee Directors. Notwithstanding any other provision of the Plan to the contrary, all Awards to Non-employee Directors must be authorized by the Administrator.
4.5    Employee’s Service as Non-Employee Director or Consultant. An Employee who receives an Award, terminates employment, and immediately thereafter begins performing service as a Non-Employee Director or Consultant shall have such service treated as service as an Employee for purposes of the Award. The previous sentence shall not apply when (a) the Award is an Incentive Stock Option or (b) prohibited by law.
5.    Options. The Administrator may authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Administrator may determine in accordance with the following provisions: Each Option granted shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 5, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.
5.1    Number of Shares. Each grant shall specify the number of Shares to which it pertains.
5.2    Option Price. Each grant shall specify an Option Price per Share, which shall in no event be less than the Fair Market Value per Share on the Grant Date; provided, however, that a Nonqualified Stock Option may be granted with an Option Price lower than the then current Fair Market Value if such Option is granted under Section 13 (with respect to an assumption or substitution for another option).
5.3    Method of Exercise and Form of Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company and the Participant has paid to the Company (or made a satisfactory arrangement to pay) an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Option Price. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include in the Administrator’s sole discretion: (a) cash, check or cash equivalent acceptable to the Company, (b) nonforfeitable, unrestricted Shares owned by the Participant which have a Fair Market Value at the time of exercise (as reasonably determined by the Administrator) that is equal to the Option Price (including, pursuant to procedures approved by the Administrator, by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of Shares), (c) a net exercise method by whereby the Company withholds from the delivery of the Shares for which the option was exercised that number of Shares having a Fair Market Value equal to the aggregate Option Price of the Shares for which the Option was exercised, (d) to the extent permitted by applicable law, the proceeds of sale from a broker-assisted cashless exercise, (e) any other legal consideration that the Administrator may deem appropriate on such basis as the Administrator may determine in accordance with the Plan or (f) any combination of the foregoing. For the avoidance of doubt, Participants who receive Options to purchase Shares shall have no legal right to own or receive Shares withheld from delivery upon exercise pursuant to Section 5.3(c), and otherwise shall have no rights in respect of such Shares whether as a shareholder or otherwise.
5.4    Vesting. Any grant may specify (a) a waiting period or periods before Options shall become exercisable, and (b) permissible dates or periods on or during which Options shall be exercisable, and any grant may provide for the earlier exercise of such rights in the event of a termination of employment. Vesting may be further conditioned upon the attainment of Performance Goals established by the Administrator.
5.5    Provisions Governing ISOs. In the case of an Incentive Stock Option, the terms and conditions of any such Award shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan, rather than being forfeited.

5.6    Exercise Period.
(a)    Subject to Section 18.9, no Option granted under the Plan may be exercised more than ten years from the Grant Date.
(b)    If the Fair Market Value exceeds the Option Price on the last day that an Option may be exercised under an Award Agreement, the affected Participant shall be deemed to have exercised the vested portion of such Option in a net exercise under Section 5.3(c) above without the requirement of any further action.
5.7    Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Administrator may determine consistent with the Plan.
6.    Stock Appreciation Rights. The Administrator may authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Administrator and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under the Plan shall be upon such terms and conditions as the Administrator may determine in accordance with the following provisions:
6.1    Payment in Cash or Shares. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right will be paid by the Company in cash, Shares or any combination thereof or may grant to the Participant or reserve to the Administrator the right to elect among those alternatives.
6.2    Vesting. Any grant may specify (a) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (b) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable, and any grant may provide for the earlier exercise of such rights in the event of a termination of employment. Vesting may be further conditioned upon the attainment of Performance Goals established by the Administrator.
6.3    Exercise Period. Subject to Section 18.9, no Stock Appreciation Right granted under the Plan may be exercised more than ten years from the Grant Date. If a Spread exists on the last day that a Stock Appreciation Right may be exercised under an Award Agreement, the affected Participant shall be deemed to have exercised the vested portion of such Stock Appreciation Right without the requirement of any further action.
6.4    Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Administrator may determine consistent with the Plan.
7.    Restricted Shares. The Administrator may authorize grants to Participants of Restricted Shares upon such terms and conditions as the Administrator may determine in accordance with the following provisions:
7.1    Transfer of Shares. Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.
7.2    Substantial Risk of Forfeiture. Each grant shall provide that the Restricted Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Administrator on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a termination of employment.
7.3    Dividend, Voting and Other Ownership Rights. Unless otherwise determined by the Administrator, an award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights (except for any rights to a liquidating distribution) during the period for which such substantial risk of forfeiture is to continue. Any grant shall require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be accumulated or reinvested in additional Shares, which shall be subject to the same restrictions as the underlying Award or such other restrictions as the Administrator may determine.
7.4    Restrictions on Transfer. Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Administrator on the Grant Date.

7.5    Performance-Based Restricted Shares. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Goals established by the Administrator in accordance with the applicable provisions of Section 9 regarding Performance Share Awards.
7.6    Award Agreement; Certificates. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Administrator may determine consistent with the Plan. Unless otherwise directed by the Administrator, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse, whether such certificates are evidenced on paper or electronically.
8.    Restricted Stock Units. The Administrator may authorize grants of Restricted Stock Units to Participants upon such terms and conditions as the Administrator may determine in accordance with the following provisions:
8.1    Restricted Period. Each grant shall provide that the Restricted Stock Units covered thereby shall be subject to a Restricted Period, which shall be fixed by the Administrator on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a termination of employment.
8.2    Dividend Equivalent Rights and Other Ownership Rights. During the Restricted Period, the Participant shall not have any right to transfer any rights under the subject Award and shall not have any rights of ownership in the Shares underlying the Restricted Stock Units, including the right to vote such Shares, but the Administrator may on or after the Grant Date authorize the payment of Dividend Equivalent Rights on such shares in cash or additional Shares on a current, deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company. Notwithstanding the foregoing, any Dividend Equivalent Rights with respect to dividends paid in stock shall be subject to the same restrictions as the underlying Award.
8.3    Performance-Based Restricted Share Units. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Goals established by the Administrator in accordance with the applicable provisions of Section 9 regarding Performance Share Awards.
8.4    Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Administrator may determine consistent with the Plan.
9.    Performance Share Awards. The Administrator shall determine whether and to whom Performance Share Awards shall be granted and such terms, limitations and conditions as it deems appropriate in its sole discretion in accordance with the following provisions:
9.1    Number of Performance Share Awards. Each grant shall specify the number of Shares or share units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.
9.2    Performance Cycle. The Performance Cycle with respect to each Performance Share Award shall be determined by the Administrator and set forth in the Award Agreement and may be subject to earlier termination in the event of a termination of employment.
9.3    Performance Goals. Each grant shall specify the Performance Goals that are to be achieved by the Participant and a formula for determining the amount of any payment to be made if the Performance Goals are achieved.
9.4    Payment of Performance Share Awards. Each grant shall specify the time and manner of payment of Performance Share Awards that shall have been earned.
9.5    Dividend Equivalent Rights. Dividend Equivalents with respect to an Award of Performance Shares that are based on dividends paid prior to vesting of such Award shall only paid be out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and such Award vests.
9.6    Adjustments. If the Administrator determines after the Performance Goals have been established that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Administrator shall have sole discretion to modify such Performance Goals, in whole or in part, as the Administrator deems appropriate and equitable. The Administrator shall also have the right in its sole discretion to increase or decrease the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Cycle.
9.7    Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Administrator may determine consistent with the Plan.
10.    Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling a Participant to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any, Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award. The terms and conditions of any Dividend Equivalent Right shall be evidenced by an Award Agreement containing such terms and provisions as the Administrator may determine consistent with the Plan.
11.    Other Equity Awards. The Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of Unrestricted Shares) in such amounts and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
12.    Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to key employees in such amounts and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the Performance Cycle, the amount of cash to which the Cash-Based Award pertains, the Performance Goals and other conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and shall be made in cash.
13.    Adjustments. The Administrator shall make or provide for such adjustments in the: (a) aggregate and per-person limitations specified in Section 3, (b) number of Shares covered by outstanding Awards, (c) Option Price or Base Price applicable to outstanding Options and Stock Appreciation Rights, and (d) kind of Shares available for grant and covered by outstanding Awards (including shares of another issuer), as the Administrator in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (v) any stock dividend, stock split, combination or exchange of Shares, recapitalization, extraordinary cash dividend, or other change in the capital structure of the Company, (w) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities, (x) material changes in accounting practices or principles, (y) acquisitions of stock or property or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In addition, in the event of any such transaction or event, the Administrator may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the cancellation or surrender of all Awards so replaced. In the case of Substitute Awards, the Administrator may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

14.    Change in Control.
14.1    Except as specifically agreed to the contrary in a written agreement with a Participant, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:
(a)    substitution or assumption of Awards, or to the extent the surviving entity (or Affiliate thereof) is unwilling to permit substitution or assumption of the Awards, full acceleration of the vesting of any time-vested Awards, and acceleration of any Performance Share Awards (based on actual performance through the date of such Change in Control and on a pro-rata basis); and/or
(b)    cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation, including as provided in Section 14.1(a) above), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Option Price or Base Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Base Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).
For purposes of Section 14.1(a) above, substitution of an Award may include conversion of the Shares underlying such Award into shares of the buyer (or Affiliate thereof), or, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, into cash, property or other securities having an equivalent value as the Award (as determined consistent with Section 14.1(b) above), which conversion shall not affect any continued vesting requirements of the Award. For the avoidance of doubt, any such substitution of an Award shall not provide for the acceleration of any vesting requirements of the Award except due to a termination of employment by the Company without cause, a Participant’s resignation for good reason, or employment termination due to death or disability, as reasonably determined by the Committee, within twelve months of a Change in Control, and no Awards shall vest solely as a result of such substitution. Payments to holders pursuant to Section 14.1(b) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Base Price).
14.2    No Award Agreement shall provide for automatic acceleration of the vesting of any time-vested Awards or Performance Share Awards upon a Change in Control.
14.3    Prior to any payment or adjustment contemplated under this Section 14, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; and (ii) deliver customary transfer documentation as reasonably determined by the Committee.
15.    Withholding.
15.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan prior to making any payments hereunder. An Agreement may provide that (a) the Company shall withhold whole Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (b) the holder may satisfy any such obligation by any of the following means: (i) a cash payment to the Company; (ii) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (iii) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (iv) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (v) any combination of (i), (ii), (iii) and (iv), in each case to the extent permitted by the Administrator. Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.
16.    Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of the Plan to the contrary, in the event of a Participant’s termination of employment (including by reason of death, disability or retirement) or in the event of hardship or other special circumstances, the Administrator may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under the Plan. The Administrator shall have the discretion to determine whether and to what extent the vesting of Awards shall be tolled during any leave of absence, paid or unpaid; provided however, that in the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to the Award to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. Any actions taken by the Administrator shall be taken consistent with the requirements of Section 409A of the Code.
17.    Authorization of Sub-Plans and Foreign Employees. The Administrator may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities, and/or tax laws of various jurisdictions. The Administrator shall establish such sub-plans by adopting supplements to the Plan containing (a) such limitations as the Administrator deems necessary or desirable, and (b) such additional terms and conditions not otherwise inconsistent with the Plan as the Administrator shall deem necessary or desirable. All sub-plans adopted by the Administrator shall be deemed to be part of the Plan, but each sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any sub-plans to Participants in any jurisdiction which is not the subject of such sub-plan. Without amending the Plan, the Administrator may grant awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in the Plan as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of this Plan.
18.    Amendments and Other Matters.
18.1    Plan Amendments. The Board may amend, suspend or terminate the Plan or Administrator’s authority to grant Awards under the Plan at any time. Notwithstanding the foregoing, no amendments shall be effective without approval of the Company’s stockholders if (a) stockholder approval of the amendment is then required pursuant to the Code, the rules of the primary stock exchange or stock market on which the Shares are then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or shall be, granted under the Plan, or (b) such amendment would (i) modify Section 18.4, (ii) increase the aggregate number of Shares issued or issuable under the Plan, (iii) increase any limitation set forth on the number of Shares which may be issued or the aggregate value of Awards or the per-person limits under Section 3 except as provided in Section 13, (iv) modify the eligibility requirements for Participants in the Plan, or (v) reduce the minimum Option Price and Base Price as set forth in Sections 5 and 6, respectively. Notwithstanding any other provision of the Plan to the contrary, except as provided in Section 18.8, no termination, suspension or amendment of the Plan may materially and adversely affect any outstanding Award without the consent of the affected Participant.
18.2    Award Deferrals. The Administrator may permit Participants to elect to defer issuance of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. However, any Award deferrals which the Administrator permits must comply with the provisions of Section 22 and the requirements of Section 409A of the Code.
18.3    Conditional Awards. The Administrator may condition the grant of any award combination of Awards under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or any Subsidiary to the Participant, provided that any such grant must comply with the provisions of Section 22 and the requirements of Section 409A of the Code.
18.4    Repricing Prohibited. The terms of outstanding Awards may not be amended to reduce the Option Price of outstanding Options or Base Price of outstanding Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an Option Price or Base Price that is less than the Option Price or Base Price of the original Options or Stock Appreciation Rights without stockholder approval, provided that nothing herein shall prevent the Administrator from taking any action provided for in Section 13 above.
18.5    No Employment Rights. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a director for any specified period of time. Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company or its Subsidiaries and, accordingly, subject to Section 18.1, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Administrator without giving rise to any liability on the part of the Company or its Subsidiaries.
18.6    Tax Qualification. To the extent that any provision of the Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of the Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of the Plan.
18.7    Leave of Absence or Transfer. A transfer between the Company and any Subsidiary or between Subsidiaries or a leave of absence duly authorized by the Company shall not be deemed to be a termination of employment. Periods of time while on a duly authorized leave of absence shall be disregarded for purposes of determining whether a Participant has satisfied a Restricted Period or Performance Cycle under an Award.
18.8    Amendments to Comply with Laws, Regulations or Rules. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, in its sole and absolute discretion and without the consent of any Participant, the Board may amend the Plan, and the Administrator may amend any Award Agreement, to take effect retroactively or otherwise as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.
18.9    Tolling. In the event a Participant is prevented from exercising an Option or the Company is unable to settle an Award due to any trading restrictions applicable to the Company’s Shares, then, unless otherwise determined by the Administrator, the length of time applicable to any such restriction shall toll any exercise period until such restriction lapses.
18.10    No Duty to Inform Regarding Exercise Rights. Neither the Company, any Subsidiary, the Administrator nor the Board shall have any duty to inform a Participant of the pending expiration of the period in which a Stock Appreciation Right may be exercised or in which an Option may be exercised.
19.    Issuance of Shares; Fractional Shares.
19.1    Form for Issuing Shares; Legends. Shares may be issued on a certificated or uncertificated basis. Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer of such Shares.
19.2    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (ii) completing any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
19.3    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such

Shares as to which such requisite authority shall not have been obtained.
19.4    Investment Representations. The Administrator may require any individual receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares,
19.5    Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to the Plan. The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.
20.    Limitations Period. Any person who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Administrator. Any claim must be delivered to the Administrator within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Administrator, or its designated agent, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Administrator in writing within ninety (90) days of the date the written claim is delivered to the Administrator shall be deemed denied. The Administrator’s decision shall be final, conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Administrator and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred. The venue for any lawsuit relating to the Plan or an Award shall be Chicago, Illinois.
21.    Governing Law. This Plan, each award hereunder and the related Award Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or applicable federal law, shall be governed by the laws of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.
22.    Compliance with Section 409A.
22.1    In General. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A. For avoidance of doubt, Stock Options and Stock Appreciation Rights are intended to qualify for the stock rights exemptions from Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any liability to any person in the event Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his or her transferees.
22.2    Elective Deferrals. No elective deferrals or re-deferrals other than in regard to Restricted Stock Units are permitted under the Plan, except to the extent authorized under any sub-plan established under the Plan.
22.3    Applicable Requirements. To the extent any of the Awards granted under the Plan are deemed “deferred compensation” and hence subject to Section 409A, the following rules shall apply to such Awards:
(a)    Mandatory Deferrals. If the Company decides that the payment of compensation under the Plan shall be deferred within the meaning of Section 409A, then, except as provided under Treas. Reg. Section 1.409A-1(b)(4)(ii), on granting of the Award to which such compensation payment relates, the Company shall specify the date(s) at which such compensation will be paid in the Award Agreement.
(b)    Initial Deferral Elections. For Awards of RSUs where the Administrator provides the opportunity to elect the timing and form of the payment of the underlying Shares at some future time once any requirements have been satisfied, the Participant must make his or her initial deferral election for such Award in accordance with the requirements of Section 409A, i.e., within thirty (30) days of first becoming eligible to receive such award or prior to the start of the year in which the Award is granted to the Participant, in each case pursuant to the requirements of Section 409A and Treas. Reg. Section 1.409A-2.
(c)    Subsequent Deferral Elections. To the extent the Company or Administrator decides to permit compensation subject to Section 409A to be re-deferred pursuant to Treas. Reg. Section 1.409A-2(b), then the following conditions must be met: (i) such election will not take effect until at least 12 months after the date on which it is made; (ii) in the case of an election not related to a payment on account of disability, death or an unforeseeable emergency, the payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been paid; and (iii) any election related to a payment at a specified time or pursuant to a fixed schedule (within the meaning of Treas. Reg. Section 1.409A-3 (a)(4)) must be made not less than 12 months before the date the payment is scheduled to be paid.
(d)    Timing of Payments. Payment(s) of compensation that is subject to Section 409A shall only be made upon an event or at a time set forth in Treas. Reg. Section 1.409A-3, i.e., the Participant’s separation from service, the Participant’s becoming disabled, the Participant’s death, at a time or a fixed schedule specified in the Plan or an Award Agreement, a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, or the occurrence of an unforeseeable emergency.
(e)    Certain Delayed Payments. Notwithstanding the foregoing, to the extent an amount was intended to be paid such that it would have qualified as a short-term deferral under Section 409A and the applicable regulations, then such payment is or could be delayed if the requirements of Treas. Reg. 1.409A-1(b)(4)(ii) are met.
(f)    Acceleration of Payment. Any payment made under the Plan to which Section 409A applies may not be accelerated, except in accordance with Treas. Reg. 1.409A-3(j)(4), i.e., upon a Participant’s separation from service, the Participant becoming disabled, the Participant’s death, a change of ownership or effective control, or in the ownership of a substantial portion of the assets, or upon an unforeseeable emergency (all as detailed in Treas. Reg. Section 1.409A-3(a)).
(g)    Payments upon a Change in Control. Notwithstanding any provision of the Plan to the contrary, to the extent an Award subject to Section 409A shall be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of a Change in Control and such Change in Control does not constitute a “change in the ownership or effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A(a)(2)(A)(v), then even though such Award may be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of the Change in Control or any other provision of the Plan, payment will be made, to the extent necessary to comply with the provisions of Section 409A, to the Participant on the earliest of (i) the Participant’s “separation from service” with the Company (determined in accordance with Section 409A), (ii) the date payment otherwise would have been made pursuant to the regular payment terms of the Award in the absence of any provisions in the Plan to the contrary (provided such date is permissible under Section 409A) or (iii) the Participant’s death.
(h)    Payments to Specified Employees. Payments due to a Participant who is a “specified employee” within the meaning of Section 409A on account of the Participant’s “separation from service” with the Company (determined in accordance with Section 409A) shall be made on the date that is six months after the date of the Participant’s separation from service or, if earlier, the Participant’s date of death.
22.4    Deferrals to Preserve Deductibility under Section 162(m). The Administrator may postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO as a result of Section 162(m) in accordance with IRS regulations. In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company, Subsidiary or both anticipates or reasonably should anticipate that, if the payment were made on such date, the Company’s and/or Subsidiary’s deduction with respect to such payment would no longer be restricted due to the application of Section 162(m).
22.5    Determining “Controlled Group”. In order to determine for purposes of Section 409A whether a Participant or eligible individual is employed by a member of the Company’s controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Company under Section 414(c) of the Code) and, therefore, whether the Shares that are or have been purchased by or awarded under the Plan to the Participant are shares of “service recipient” stock within the meaning of Section 409A, a Participant or eligible employee of a Subsidiary shall be considered employed by the Company’s controlled group (or by a member of a group of trades or businesses under common control with the Company, as applicable). Notwithstanding the above, to the extent that the Company finds that legitimate business criteria exist within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E)(1), then, solely for purposes of this Section 22.5, “at least 50 percent” in the definition of “Subsidiary” shall instead be “at least 20 percent”.

23.    Transferability.
23.1    Transfer Restrictions. Except as provided in Sections 23.2 and 23.4, no Award granted under the Plan shall be transferable by a Participant other than upon death by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of the Plan shall render such Award null and void.
23.2    Limited Transfer Rights. The Administrator may expressly provide in an Award Agreement that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a Family Member, a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Administrator. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 23.2. All terms and conditions of the Award, including provisions relating to the termination of the Participant’s employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 23.2.
23.3    Additional Restrictions on Transfer. Any Award made under the Plan may provide that all or any part of the Shares that are to be issued or transferred by the Company upon exercise, vesting or settlement shall be subject to further restrictions upon transfer.
23.4    Domestic Relations Orders. Notwithstanding the foregoing provisions of this Section 23, any Award made under the Plan may be transferred as necessary to fulfill any domestic relations order as defined in Section 414(p)(1)(B) of the Code.
24.    Forfeiture and Clawback. Without limiting in any way the generality of the Administrator’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award, including any payment of Shares received upon exercise or in satisfaction of an Award under the Plan shall be subject to reduction, cancellation, forfeiture or clawback upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but not be limited to, failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreements that may apply to the Participant, or other conduct by the Participant that the Administrator determines is detrimental to the business or reputation of the Company and its Subsidiaries, including facts and circumstances discovered after termination of service. Awards granted under the Plan shall be subject to any compensation recovery policy or minimum stock holding period requirement as may be adopted or amended by the Company from time to time.
25.    No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or Subsidiary’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary to take any action which such entity deems to be necessary or appropriate.
26.    Effect of Disposition of Facility or Operating Unit. If the Company or any of its Subsidiaries closes or disposes of the facility at which a Participant is located or the Company or any of its Subsidiaries diminish or eliminate ownership interests in any operating unit of the Company or any of its Subsidiaries so that such operating unit ceases to be majority owned by the Company or any of its Subsidiaries then, with respect to Awards held by Participants who subsequent to such event will not be Employees, the Administrator may, to the extent consistent with Section 409A (if applicable), take any of the actions described in Section 14.1 with respect to a Change in Control. If the Administrator takes no special action with respect to any disposition of a facility or an operating unit, then the Participant shall be deemed to have terminated his or her employment with the Company and its Subsidiaries and the terms and conditions of the Award Agreement and the other terms and conditions of the Plan shall control.
27.    Indemnification. Subject to requirements of applicable state law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
28.    Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Shares thereunder, such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder, or other applicable securities laws.
29.    Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Administrator to adopt such other compensation arrangements as it may deem desirable for any Participant.
30.    Miscellaneous.
30.1    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
30.2    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
30.3    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
30.4    Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
30.5    Designation of Beneficiary. The Administrator may permit the holder of an Award to file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.
30.6    Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
30.7    Status of Plan. With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a Participant, the Participant shall have no rights greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver the Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
30.8    Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy and procedures, as in effect from time to time.

IN WITNESS WHEREOF, the Company has caused the Plan to be executed in its name and behalf this __ day of ______ 2020, by its duly authorized officer, effective as of the Effective Date.
KINGSWAY FINANCIAL SERVICES INC.

By:	John T. Fitzgerald, President and CEO

KINGSWAY VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/KFSI** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2020 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - John T. Fitzgerald	☐	☐	02 - Gregory P. Hannon	☐	☐	03 - Terence M. Kavanagh	☐	☐
04 - Doug Levine	☐	☐	05 - Joseph D. Stilwell	☐	☐	06 - Corissa B. Porcelli	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the fiscal year ending December 31, 2020.	☐	☐	☐
3. Approval of the Corporation's 2020 Equity Incentive Plan.	☐	☐	☐
4. Approval, on a non-binding and advisory basis, of the compensation of the named executive officers of the Corporation (say-on-pay).	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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2020 Annual Meeting of Kingsway Financial Services Inc. Shareholders
September 21, 2020, 9:00am (CT)

The 2020 Annual Meeting of Shareholders of Kingsway Financial Services Inc. will be held on September 21, 2020 at 9:00am (CT), virtually via the internet at www.meetingcenter.io/282550110

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — KFSI2020.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.kingsway-financial.com

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Kingsway Financial Services Inc.

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — September 21, 2020

Terence M. Kavanagh and John T. Fitzgerald, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Kingsway Financial Services Inc. to be held on September 21, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.